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NUVEEN Investments
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Nuveen Growth Funds

Annual Report dated July 31, 2002

For investors seeking long-term capital appreciation.

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Nuveen Innovation Fund

Nuveen International Growth Fund

Nuveen Rittenhouse Growth Fund

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

Dear Shareholder,

During the period covered by this report, there has been an unprecedented amount of volatility and uncertainty in the financial markets. As we wait for a friendlier environment for growth investing, it is important to remember that proper financial planning begins with investments that center on discipline and experience. Included in this report are three Nuveen offerings that adhere to these guiding principles--the Nuveen Innovation Fund, the Nuveen International Growth Fund and the Nuveen Rittenhouse Growth Fund.

Nuveen's Innovation and International Growth Funds are currently managed by Columbus Circle Investors (CCI), which applies its more than 25 years of money-management experience to seek strong investment results. The Innovation Fund searches for fast-growing domestic companies, while the International Growth Fund invests in global businesses. Shareholders of the Nuveen International Growth Fund have recently been asked, via a separate proxy statement, to approve the appointment of NWQ Investment Management as the sub-advisor to the Fund, who if approved, will manage the Fund in an international value style.

Our Rittenhouse investment team manages the Nuveen Rittenhouse Growth Fund. The team focuses on financially strong companies that display consistent earnings growth and global market leadership. Our Rittenhouse team has been investing in growth stocks for 20 years. During that time they have weathered all types of market conditions.

In lieu of printed materials, I urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail. Not only will you be able to receive the information faster, but this may also help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 16, 2002

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     "In lieu of printed materials, I urge you to consider receiving future Fund reports and other information electronically ... see the inside front cover of this report for detailed instructions."

                             Annual Report | Page 1

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Nuveen Innovation Fund
Portfolio Manager's Comments

Nuveen Innovation Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $3.5 billion in assets under management. For more than 25 years, CCI has sought to produce strong investment results using a single, disciplined investment process for all asset classes. To help you understand the Fund's performance during the 12 months ended July 31, 2002, we spoke with Tony Rizza, portfolio manager of the fund and senior managing director of CCI, the Fund's sub-adviser.
--------------------------------------------------------------------------------

Q. How did the Fund perform during the past 12 months?

A. The technology downturn that began in 2000 continued throughout 2001 and the first half of 2002. During the 12-month period ended July 31, 2002, the Fund declined 40.74 percent (Class Ashares at net asset value). This result trailed that of several broad market indexes, namely the Standard & Poor's 500 Index/1/ and NASDAQ Composite Index/2/, which fell 23.63 and 34.48 percent, respectively. The Fund, however, did better than its peer group benchmark, which, as measured by the Lipper Science & Technology Funds Index/3/, lost 45.21 percent during the same time frame.

We were disappointed though not surprised by the Fund's underperformance relative to the S&P 500 and NASDAQ. Because our universe of potential investments represents a narrow, closely correlated group of stocks, we were disadvantaged during a time in which technology stocks were falling across the board. At the same time, many of the stocks that did the best during the past 12 months were those of defensive companies that do not fit the Fund's investment guidelines.

Q. How would you characterize the recent market environment?

A. The stock market was a volatile and uncertain place to invest during the past 12 months. As the period began, the economy was entering a recession--a situation made worse by the September 11 terrorist attacks. The economy remained weak despite an aggressive series of interest rate cuts by the Federal Reserve. Although stocks rebounded impressively in late 2001, concerns about the accuracy of companies' financial statements put substantial pressure on stock prices throughout the rest of the period. In this environment, investors were most likely to reward companies that could produce consistent earnings despite the difficult economic conditions. Unfortunately for the Fund, most technology companies saw their earnings fall or disappear during the reporting period and performed poorly.

Q. Given these conditions, what was your strategy in managing the Fund?

A. Regardless of current market conditions, we stick to our basic investment approach: We look to invest in companies that display positive momentum in their business fundamentals and positive surprise in their results. Very few technology stocks, however, were showing positive momentum and positive surprise during the period. Given the challenge in finding companies that surpassed expectations, we focused on those investments whose fundamentals and earnings were at least meeting expectations--quite an accomplishment in this market environment. This led to a generally defensive portfolio orientation within the larger group of technology-oriented or innovative companies in which the Fund principally invests. We focused on high quality technology businesses such as Dell, Microsoft, Intel
--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

2 The NASDAQ Composite is an index of over 3,000 OTC issues with an aggregate market value of approximately $500 billion. It tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and ADRs. Capitalization is weighted. The types of assets represented by this index involve risks, including the loss of principal. An index is not available for direct investment.

3 The Lipper Science & Technology Funds Index is a managed index that represents the 30 largest funds in the Lipper Science and Technology Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

                             Annual Report | Page 2

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and Cisco--household names we believed were best positioned to hold up in a struggling economy.

Q. Did any of your investments perform well during the past 12 months?

A. Yes, though not as many as we hoped. One of the Fund's best performers was Amazon.com, the Internet retailer. Amazon's stock rose steadily throughout the period, even as the average tech stock fell. The company continued its successful transition from a money-losing online superstore to a money-making online specialty retailer. Our investing discipline seeks to identify companies generating positive surprise, and Amazon was one of the few stocks we found during the past 12 months that was doing so.

Another strong performer for the Fund was Dell, a company whose stock we've owned for many years now and that to date has been a remarkably successful and well-managed business. Even as the personal computer industry suffered through its biggest slowdown ever, Dell managed to take large amounts of market share from its competitors. Furthermore, the company managed to grow its revenues at a time when few technology manufacturers could make that claim.

Q. What were some of the Fund's biggest disappointments?

A. In general, these were technology stocks we bought because of their superior financial statements and relatively strong fundamentals. While we thought that investing in such high quality tech names would help the fund weather a downturn, many of these stocks fell anyway. Siebel Systems was one such investment. Siebel is the market leader in customer relationship management software, which businesses use to automate sales and customer service departments. We invested in Siebel because of its solid cash and revenue positions. Yet despite the company's strong competitive position, the stock did poorly and dragged down Fund performance.

We had a similar experience with our investment in Cisco Systems, which makes much of the technology that directs Internet traffic. We had confidence in Cisco because of its extremely strong financial position--a position that included billions of dollars in cash at its disposal. Yet despite reporting earnings during the period that were roughly in line with expectations, the company's stock lagged during 2002.

A third disappointment for the Fund was Brocade Communications Systems, which provides products enabling users of corporate networks to access stored data. Brocade realized impressive revenue growth despite the difficult environment for technology companies. We believe that the storage segment is a very bright spot in the technology world, and that Brocade is very well positioned in its market. Nevertheless, the company's stock was a poor performer during the period. We continue to own a position in Brocade because we believe better days may be ahead for the stock.

Q. What is your outlook for technology stocks and the Fund?

A. We are optimistic about the long-term potential for technology stocks, though there are still many uncertainties that could keep valuations low in the short-term. For nearly three years now, companies have severely limited their spending on new technologies. We believe that eventually, companies will again increase their technology budgets as efficiency opportunities outweigh the costs to buy new software or equipment. Once that happens, we expect a better environment for technology stocks. Until that day, we plan to continue managing the Fund defensively within its discipline, focusing on high quality technology companies with strong balance sheets. We believe these types of businesses are best positioned to ride out the current market uncertainty. We also believe that such market-leading firms may be the first technology businesses to benefit from a recovering economy.

                             Annual Report | Page 3

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--------------------------------------------------------------------------------
Fund Spotlight as of 7/31/02                              Nuveen Innovation Fund
================================================================================
Quick Facts
                       A Shares      B Shares        C Shares           R Shares
--------------------------------------------------------------------------------
Net Asset Value           $6.91         $6.77           $6.77              $6.94
--------------------------------------------------------------------------------
Inception Date           Dec-99        Dec-99          Dec-99             Dec-99
--------------------------------------------------------------------------------

Average Annualized Total Returns as of
7/31/02/1/

A Shares                              NAV       Offer
1-Year                            -40.74%     -44.14%
-----------------------------------------------------
Since Inception                   -33.43%     -34.92%
-----------------------------------------------------

B Shares                         w/o CDSC      w/CDSC
1-Year                            -41.13%     -43.49%
-----------------------------------------------------
Since Inception                   -33.95%     -34.97%
-----------------------------------------------------

C Shares                              NAV
1-Year                            -41.23%
-----------------------------------------------------
Since Inception                   -33.95%
-----------------------------------------------------

R Shares                              NAV
1-Year                            -40.68%
-----------------------------------------------------
Since Inception                   -33.32%
-----------------------------------------------------

Top Ten Stock Holdings/2/

Cisco Systems, Inc.                           6.7%
--------------------------------------------------
Microsoft Corporation                         5.8%
--------------------------------------------------
Dell Computer Corporation                     5.8%
--------------------------------------------------
Intel Corporation                             5.5%
--------------------------------------------------
Texas Instruments Incorporated                5.0%
--------------------------------------------------
Amazon.com, Inc.                              4.1%
--------------------------------------------------
Microchip Technology Incorporated             4.1%
--------------------------------------------------
Motorola, Inc.                                3.9%
--------------------------------------------------
Brocade Communications Systems, Inc.          3.8%
--------------------------------------------------
Micron Technology, Inc.                       3.3%
--------------------------------------------------

Average Annualized Total Returns as of
6/30/02/1/

A Shares                  NAV       Offer
1-Year                -41.79%     -45.15%
-----------------------------------------
Since Inception       -31.49%     -33.08%
-----------------------------------------

B Shares             w/o CDSC      w/CDSC
1-Year                -42.15%     -44.46%
-----------------------------------------
Since Inception       -31.99%     -33.08%
-----------------------------------------

C Shares                  NAV
1-Year                -42.19%
-----------------------------------------
Since Inception       -31.99%
-----------------------------------------

R Shares                  NAV
1-Year                -41.63%
-----------------------------------------
Since Inception       -31.32%
-----------------------------------------

Portfolio Allocation

Equity 100%

Top Five Industry Diversification/3/

Semiconductors                                24.9%
---------------------------------------------------
Networking Equipment                          10.5%
---------------------------------------------------
Systems Software                               8.9%
---------------------------------------------------
Computer Hardware                              6.8%
---------------------------------------------------
Computers Storage & Peripherals                5.5%
---------------------------------------------------

Portfolio Statistics

Net Assets ($000)                           $26,994
---------------------------------------------------
Number of Stocks                                 37
---------------------------------------------------
Average Market Capitalization
(Stocks)/4/                             $47 billion
---------------------------------------------------
Beta/4/                                        2.05
---------------------------------------------------
Expense Ratio/5/                              2.14%
---------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of July 31, 2002. Holdings are subject to change.

3 As a percentage of total assets as of July 31, 2002. Holdings are subject to change.

4 As of June 30, 2002.

5 Class A shares after credit/reimbursement.


                             Annual Report | Page 4

Important News Regarding the Nuveen International Growth Fund

You should have already received a communication from Nuveen in August regarding developments with the Nuveen International Growth Fund. To recap what is happening, Columbus Circle Investors, the sub-adviser for the Fund, recently notified Nuveen of its decision to resign as the Fund's sub-adviser effective in mid-October. The Fund's Board of Trustees selected NWQ Investment Management Company ("NWQ") to serve as sub-adviser and manage the Fund's investment portfolio following the effective date of the resignation, subject to shareholder approval at a special meeting scheduled for early October. NWQ is a value-oriented investment management firm that manages over $7 billion in assets for corporate and multi-employer plans, public entities, endowments, foundations and high net worth individuals. A proxy statement was mailed to you in late August to vote on the changes to the Fund. If you have any questions on this matter, please contact your financial advisor or call Nuveen Investments at
(800)257-8787.
--------------------------------------------------------------------------------

Portfolio Manager's Comments

During the reporting period, the Nuveen International Growth Fund featured portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $3.5 billion in assets under management. To help you understand the Fund's performance during the 12 months ended July 31, 2002, we spoke with Cliff Fox, portfolio manager of the Fund and senior managing director of CCI, the Fund's sub-adviser during this period.

Q. How did the Fund perform during the reporting period?

A. In a sluggish economic environment, the Fund had a total return of -14.00 percent for the 12 months ended July 31, 2002 (Class A shares at net asset value). Although this result was disappointing on an absolute basis, the Fund's total return surpassed that of two indexes we use to evaluate our performance:

.. The Morgan Stanley Capital International (MSCI) All-Country World Index Free ex USA/1/, which measures the performance of international stock markets, declined 15.23 percent during the this time period.

.. The average international stock mutual fund, represented by the Lipper
  International Funds Index/2/, fell 14.32 percent during the same time frame.

We attribute this relative performance in part to our stock selection approach, which focuses on companies whose fundamentals are improving faster than the investment community expects.

Q. What were some of the major economic and market factors that influenced the Fund's results?

A. Many of the factors that depressed stock prices here in the United States had a similar impact abroad. Overinvestment in the technology and telecommunications sectors, coupled with sharp cutbacks in corporate technology budgets, continued to depress worldwide economic growth and generate sharp stock market losses. World events such as the aftermath of the September 11 attacks, ongoing Middle East violence, and the threat of nuclear conflict between
--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 The Morgan Stanley Capital International All-Country World Index Free ex USA is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 48 countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

2 The Lipper International Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper International Fund category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

                             Annual Report | Page 5

India and Pakistan also had a negative impact on market performance. Despite these influences, economic growth in the U.S. and, to a lesser extent, worldwide was stronger than expected. Here at home, consumer spending remained high, thanks largely to the inexpensive mortgages and car loans made possible by low interest rates. By the end of the period, world economies appeared to be recovering from recession to various degrees--though investors seemingly need further confidence in the recovery before stock markets can regain their long-term footing.

Q. What was your strategy in managing the Fund during this volatile period?

A. In all types of market conditions, we take the same general approach to picking stocks; we look for companies that display positive momentum and positive surprise. In other words, we want to invest in strong companies that are getting stronger, or businesses that are exceeding investor and analyst expectations and may continue to do so.

During the past 12 months, this approach led us away from many technology and telecommunications businesses, which continued to struggle with stockpiles of unsold inventory. Instead, we focused on companies whose profits appeared reasonably secure, in our opinion. For example, we found attractive opportunities in the consumer staples sector, especially in large companies with strong brand names. We also continued to invest in a wide variety of healthcare businesses, which, despite the economic slowdown, managed to generate solid earnings.

The Fund's portfolio remained broadly diversified across multiple countries, with a large portion of our investments centered on Western Europe. We also gradually increased our holdings in Japanese stocks to reflect our somewhat more favorable outlook on Japan's economy. Our investments in emerging markets stocks continued to be limited, especially in Pacific Rim countries whose fortunes are closely tied to the flagging technology and telecommunications sectors.

Q. What were some stocks with a positive impact on Fund performance?

A. One stock that continued to perform well for the Fund was Nichii Gakkan, a Japanese company that provides home nursing services as well as helps manage hospitals and clinics. The company continued to benefit from its recent restructuring efforts. In addition, we believe the company has been well positioned to grow its earnings in light of Japan's rapidly aging population.

Another positive investment for the Fund was Grupo Fer-rovial, a large engineering and construction company based in Spain. The company develops, maintains, and manages toll roads, airports, and other facilities, earning fees as each facility is used. Spain's infrastructure is somewhat less developed than that of the rest of Europe, and Ferrovial has been the main beneficiary of efforts to upgrade that infrastructure. Consequently, Ferrovial's concessions business boosted the company's earnings. A similar business, Autostrade S.p.A., operates toll roads in Italy and throughout Europe. Its performance was strong during the period, helping the Fund.

Q. Did any stocks negatively influence performance?

A. One disappointing performer for the Fund was IntesaB-ci, an Italian banking group with nearly 4,500 branches in Italy and 40 other countries. We bought this stock thinking that the company's new management and restructuring proposals would generate favorable results. Unfortunately, IntesaBci had substantial operations in Brazil, which was suffering from rising debt and a steadily weakening currency. As the situation continued to deteriorate, so did the stock. Consistent with our investment discipline, we sold our holdings in IntesaBci, but not before the stock's price declined.

AstraZeneca, a leading London based pharmaceutical company, was another disappointment for the Fund during the period. The company is developing Crestor, a much heralded anti-cholesterol drug that analysts believe is critical to the company's future. When concerns arose about the medicine's potential side effects and delays in obtaining U.S. regulatory approval, AstraZeneca's stock fell and was eliminated from the Fund's portfolio.

                             Annual Report | Page 6

--------------------------------------------------------------------------------
Fund Spotlight as of 7/31/02                    Nuveen International Growth Fund
================================================================================
Quick Facts
                       A Shares         B Shares        C Shares        R Shares
--------------------------------------------------------------------------------
Net Asset Value          $13.95           $13.68          $13.68          $14.04
--------------------------------------------------------------------------------
Inception Date           Dec-99           Dec-99          Dec-99          Dec-99
--------------------------------------------------------------------------------

Average Annualized Total Returns as of
7/31/02/1/

A Shares                             NAV      Offer
1-Year                           -14.00%    -18.94%
---------------------------------------------------
Since Inception                  -12.88%    -14.84%
---------------------------------------------------

B Shares                        w/o CDSC     w/CDSC
1-Year                           -14.66%    -18.07%
---------------------------------------------------
Since Inception                  -13.53%    -14.87%
---------------------------------------------------

C Shares                             NAV
1-Year                           -14.66%
---------------------------------------------------
Since Inception                  -13.53%
---------------------------------------------------

R Shares                             NAV
1-Year                           -13.81%
---------------------------------------------------
Since Inception                  -12.67%
---------------------------------------------------
Top Five Stock Sectors/2/

Consumer Discretionary                      28.5%
-------------------------------------------------
Healthcare                                  17.3%
-------------------------------------------------
Industrials                                 15.9%
-------------------------------------------------
Consumer Staples                            13.1%
-------------------------------------------------
Materials                                   10.7%
-------------------------------------------------

Top Ten Stock Holdings/2/

Grupo Ferrovial, S.A.                        3.4%
-------------------------------------------------
Compagnie Generale des Etablissements
Michelin - Class B                           3.4%
-------------------------------------------------
Honda Motor Co., Ltd.                        3.3%
-------------------------------------------------
Rio Tinto Limited                            3.2%
-------------------------------------------------
Nichii Gakkan Company                        3.2%
-------------------------------------------------
Sony Corporation                             3.2%
-------------------------------------------------
Autostrade-Concessioni e Costruzioni
Autostrade S.p.A.                            3.0%
-------------------------------------------------
Industria de Diseno Textil, S.A. (Inditex)   3.0%
-------------------------------------------------
Lonza Group AG                               2.9%
-------------------------------------------------
Novartis AG                                  2.7%
-------------------------------------------------

Average Annualized Total Returns as of
6/30/02/1/

A Shares                    NAV        Offer
1-Year                   -7.59%      -12.90%
--------------------------------------------
Since Inception          -9.69%      -11.77%
--------------------------------------------

B Shares               w/o CDSC       w/CDSC
1-Year                   -8.34%      -12.00%
--------------------------------------------
Since Inception         -10.36%      -11.80%
--------------------------------------------

C Shares                    NAV
1-Year                   -8.34%
--------------------------------------------
Since Inception         -10.36%
--------------------------------------------

R Shares                    NAV
1-Year                   -7.38%
--------------------------------------------
Since Inception          -9.46%
--------------------------------------------

Top Ten Country Allocation/2/

Japan                                15.7%
------------------------------------------
Switzerland                          12.3%
------------------------------------------
United Kingdom                       10.5%
------------------------------------------
Italy                                10.1%
------------------------------------------
Spain                                 8.6%
------------------------------------------
France                                8.2%
------------------------------------------
Germany                               6.3%
------------------------------------------
Australia                             5.0%
------------------------------------------
Denmark                               3.8%
------------------------------------------
Finland                               3.7%
------------------------------------------

Portfolio Statistics

Net Assets ($000)                  $19,631
------------------------------------------
Number of Stocks                        51
------------------------------------------
Beta/3/                               1.50
------------------------------------------
Expense Ratio/4/                     1.76%
------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of July 31, 2002. Holdings are subject to change.

3 As of June 30, 2002.

4 Class A shares after credit/reimbursement.


                             Annual Report | Page 7

Nuveen Rittenhouse Growth Fund
Portfolio Manager's Comments

To help you better understand your investment, we recently sat down with John P. Waterman, chief investment officer of Rittenhouse Investment Management and portfolio manager of Nuveen Rittenhouse Growth Fund, for his thoughts on recent Fund performance. The following discussion focuses on factors that influenced Fund results between August 1, 2001, and July 31, 2002.
--------------------------------------------------------------------------------

Q. How did the Fund perform during the past 12 months?

A. With growth investing--and, in particular, large-capitalization growth investing--out of favor throughout the period, it was a challenging market environment for our management style. For the 12 months ended July 31, 2002, the Fund declined 26.92 percent (Class A shares at net asset value). These results lagged the performance of the broad stock market, measured by the Standard & Poor's (S&P) 500 Index/2/, which fell 23.63 percent. This relative under-performance stems from the presence in the S&P 500 of small-cap and value stocks, which we don't invest in but did much better than the typical large-cap growth stock. Relative to other measures of large-cap growth performance, however, the Fund fared better, with the Russell 1000 Growth Index/3/ declining
28.75 percent and the Lipper Large-Cap Growth Funds Index4 losing 27.98 percent.

-----------------------------------------------
One-Year Total Returns
                as of 7/31/02
-----------------------------------------------
Nuveen Rittenhouse Growth Fund/1/       -26.92%
S&P 500 Index/2/                        -23.63%
Russell 1000 Index/3/                   -28.75%
Lipper Large-Cap Growth Funds Index/4/  -27.98%
-----------------------------------------------

Q. What made the environment so challenging for growth investors?

A. Corporate earnings have fallen dramatically in recent years, with recent declines among the most severe since before World War II. In such an environment, it was difficult to find companies demonstrating enough earnings growth to inspire our confidence. Even when we found businesses we believed could deliver relatively strong earnings growth, more often than not these companies saw their valuations decline because of other factors, such as investor concern about corporate accounting, worldwide terrorism, and a muted economic recovery.

In describing recent market conditions, we're reminded of a quote from Warren Buffett, "Be fearful when people are greedy and greedy only when others are fearful." A few years ago, investors were extremely optimistic about stocks. Now they seem to ignore positive reports and focus entirely on negative news, in the process depressing stock valuations. In our view, the optimists were too optimistic then and the pessimists may be too pessimistic now.

Q. In light of this environment, what was your strategy in managing the Fund?

A. Our approach was to stay diversified on a stock and economic sector basis, and to take a steady long-term view. We continued to invest in what we believe to be solid, financially strong, blue-chip companies with the potential
--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 Performance figures are quoted for Class A shares at net asset value as of July 31, 2002. Current performance may be less than the performance shown.

2 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

3 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The types of assets represented by this index involve risks, including the loss of principal. An index is not available for direct investment.

4 The Lipper Large-Cap Growth Funds Index is a managed index that represents the average of the 30 largest funds in the Large-Cap Growth Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

                             Annual Report | Page 8
to realize strong earnings growth over time. Our focus was on stable growth stocks as well as "soft cyclical" growth stocks. Stable growers have tended to realize steady earnings growth year after year, regardless of what's happening in the economy, while soft cyclicals have tended to grow somewhat more quickly as the economy rebounds. Having both in the portfolio helps anchor the Fund during a slow economy while also allowing it the potential to benefit from a market rebound when the economy recovers.

Owning more stocks than usual was another way we sought to moderate investment risk. As of the end of the period, we owned 36 high quality names in the Fund, up from the 30 to 32 stocks that we tended to own at most times in recent years. By owning more stocks, we believed we were providing shareholders additional protection against an unexpected decline in any single holding.

Q. Which of your investments were strong performers?

A. Our investment in Walgreens, the second-largest drugstore chain in the United States, was successful. Despite the difficult economy, the company managed to deliver rock-solid earnings and currently plans to add more than 300 new stores around the country. Recent expansion has helped increase their profits, as has the nationwide growth in pharmaceutical sales. Walgreens is extremely well managed and has a very strong balance sheet--exactly the type of company we prefer during uncertain economic times.

Another solid performer for the Fund was Wells Fargo, a large regional banking chain. Unlike other financial institutions, Wells Fargo has limited exposure to international investmenT banking and brokerage businesses, which have been especially hard hit by the global economic and market downturn. The company focuses on more traditional lending businesses, such as mortgages and consumer finance, which have benefited from low interest rates.

The Fund also benefited from owning SYSCO, which is the largest food distributor in the U.S., and is a supplier for hotels, restaurants, and other institutions. Unlike its phonetic namesake, Cisco Systems, SYSCO is not widely known by name. Yet if you start looking around, you'll invariably notice the company's trucks on the highways. Over the years, SYSCO has been a consistent performer with a long track record of strong earnings growth.

Q. Were you disappointed by any of your stock picks?

A. Tyco International was a big disappointment during the period. In the wake of the Enron accounting disaster, investors became nervous about owning any company with suspect financial statements. Although there was no evidence that Tyco used improper accounting, there were concerns that the company depended too heavily on acquisitions to generate earnings growth. The more questions investors raised, the more Tyco began having difficulties convincing financers that the company was fundamentally sound. These problems led to a downgrading of the company's credit rating, prompting us to sell the stock in April 2002 even though we believed the company was a victim of circumstances. In hindsight, our sale proved to be fortuitous. Several months later, Tyco's CEO was indicted on sales tax fraud, which further pressured the company's stock.

Drug maker Bristol-Myers Squibb also dragged down Fund results. Early in 2002, we cut back our position in this stock, believing that the company's new hypertension medicine, Vanlev, would face a difficult road to regulatory approval; a prediction that ultimately proved accurate. Later in the period, Bristol-Myers unexpectedly announced an enormous inventory glut that would lead to sharply reduced earnings. The stock declined sharply on the news, leading us to sell the rest of our position.

AOL Time Warner, a media conglomerate, was a third poor performer. We invested in the company because we wanted exposure to the media industry. We were also attracted to AOL's high level of recurring subscription revenues--a quality that meant more predictable earnings growth compared to that of other media companies. Yet the company's stock price soon fell as concerns arose about weak advertising revenue growth and the potential restructuring of some of the company's business partnerships. We also became worried about AOL's increasing debt load and whether it might drag down the company's credit rating. These concerns led us to sell the stock, though, unfortunately, not before AOL's weakness negatively affected Fund performance.

Q. What is your outlook for the Fund?

A. We are optimistic about the portfolio's current makeup.


                             Annual Report | Page 9

The Fund includes businesses that we believe may grow their earnings on a relatively consistent basis. It also includes companies poised to potentially outperform if the economy rebounds. Furthermore, after several years of poor stock performance, valuations for large-cap growth stocks are now at levels we haven't seen since the early 1990s. The combination of strong earnings fundamentals and reasonable valuations is, in our opinion, a favorable long-term trend.

In this environment, we'll continue to follow our stock selection strategy, focusing on earnings and ensuring that the Fund remains adequately diversified to moderate risk. While such an approach produced mixed results in the extremely difficult bear market conditions of the past year, we continue to believe that choosing strong companies with strong fundamentals can generate long-term success for shareholders.

                            Annual Report | Page 10

--------------------------------------------------------------------------------
Fund Spotlight as of 7/31/02                      Nuveen Rittenhouse Growth Fund
================================================================================
Quick Facts
                       A Shares        B Shares        C Shares         R Shares
--------------------------------------------------------------------------------
Net Asset Value          $17.48          $16.89          $16.90           $17.68
--------------------------------------------------------------------------------
Inception Date           Dec-97          Dec-97          Dec-97           Dec-97
--------------------------------------------------------------------------------

Average Annualized Total Returns as of
7/31/02/1/

A Shares                     NAV       Offer
1-Year                   -26.92%     -31.13%
--------------------------------------------
Since Inception           -2.84%      -4.08%
--------------------------------------------

B Shares                w/o CDSC      w/CDSC
1-Year                   -27.54%     -30.44%
--------------------------------------------
Since Inception           -3.56%      -3.98%
--------------------------------------------

C Shares                     NAV
1-Year                   -27.53%
--------------------------------------------
Since Inception           -3.55%
--------------------------------------------

R Shares                     NAV
1-Year                   -26.79%
--------------------------------------------
Since Inception           -2.59%
--------------------------------------------

Top Five Stock Sectors/2/

Healthcare                           23.3%
------------------------------------------
Financials                           22.5%
------------------------------------------
Consumer Staples                     16.8%
------------------------------------------
Information Technology               14.3%
------------------------------------------
Industrials                          12.0%
------------------------------------------

Portfolio Statistics

Net Assets ($000)                 $345,463
------------------------------------------
Number of Stocks                        36
------------------------------------------
Average Market Capitalization
(Stocks)/3/                   $104 billion
------------------------------------------
Beta/3/                               0.89
------------------------------------------
Expense Ratio/4/                     1.45%
------------------------------------------

Average Annualized Total Returns as of
6/30/02/1/

A Shares                  NAV       Offer
1-Year                -22.10%     -26.59%
-----------------------------------------
Since Inception        -1.56%      -2.85%
-----------------------------------------

B Shares             w/o CDSC      w/CDSC
1-Year                -22.71%     -25.80%
-----------------------------------------
Since Inception        -2.29%      -2.73%
-----------------------------------------

C Shares                  NAV
1-Year                -22.70%
-----------------------------------------
Since Inception        -2.28%
-----------------------------------------

R Shares                  NAV
1-Year                -21.94%
-----------------------------------------
Since Inception        -1.32%
-----------------------------------------

Portfolio Allocation

Equity 97%
Cash Equivalents 3%

Top Ten Stock Holdings/2/

General Electric Company                          5.7%
------------------------------------------------------
Pfizer Inc.                                       5.4%
------------------------------------------------------
American International Group, Inc.                4.7%
------------------------------------------------------
Wal-Mart Stores, Inc.                             4.5%
------------------------------------------------------
Medtronic, Inc.                                   4.4%
------------------------------------------------------
Cardinal Health, Inc.                             4.1%
------------------------------------------------------
Microsoft Corporation                             4.0%
------------------------------------------------------
Amgen Inc.                                        3.9%
------------------------------------------------------
Colgate-Palmolive Company                         3.8%
------------------------------------------------------
PepsiCo, Inc.                                     3.7%
------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of July 31, 2002. Holdings are subject to change.

3 As of June 30, 2002.

4 Class A shares after credit/reimbursement.


                             Annual Report | Page 11

Nuveen Innovation Fund, Growth of an Assumed $10,000 Investment/1, 2, 3, 4/

                                                                    Lipper
             Nuveen               Nuveen                            Science &
             Innovation           Innovation         Nasdaq         Technology          S&P
             Fund (Offer)         Fund (NAV)         Composite      Funds Index         Index
             $3,021               $3,205             $3,265         $2,737              $6,415
Dec-99        9,425               10,000             10,000         10,000              10,000
Jul-00       10,169               10,789              9,257         10,317               9,803
Jan-01        8,232                8,734              6,814          7,680               9,414
Jul-01        5,097                5,408              4,982          4,996               8,399
Jan-02        4,927                5,227              4,753          4,471               7,894
Jul-02        3,021                3,205              3,265          2,737               6,415


Nuveen International Growth Fund, Growth of an Assumed $10,000 Investment/1, 5,
6/

             Nuveen International        Nuveen International        Lipper International        MSCI All-Country
             Growth Fund (Offer)         Growth Fund (NAV)           Funds Index                 World Index Free ex U.S.
             $6,007                      $6,373                      $6,224                      $6,103
Dec-99       9,425                       10,000                      10,000                      10,000
Jul-00       9,874                       10,476                       9,279                       9,285
Jan-01       8,840                        9,379                       8,578                       8,617
Jul-01       6,984                        7,410                       7,266                       7,200
Jan-02       6,532                        6,931                       6,601                       6,542
Jul-02       6,007                        6,373                       6,224                       6,103

Nuveen Rittenhouse Growth Fund, Growth of an Assumed $10,000 Investment/1, 4, 7/

                     Nuveen                  Nuveen
                     Rittenhouse             Rittenhouse             Lipper Large-Cap
                     Growth Fund             Growth Fund             Growth Funds
                     (Offer)                 (NAV)                   Index                        S&P 500 Index
                     $8,264                  $8,768                  $8,634                       $9,985
Dec-97                9,425                  10,000                  10,000                       10,000
Jul-98               10,720                  11,374                  12,041                       11,645
Jan-99               11,916                  12,643                  14,533                       13,396
Jul-99               11,860                  12,584                  14,801                       13,999
Jan-00               13,082                  13,880                  17,660                       14,783
Jul-00               13,752                  14,591                  18,066                       15,258
Jan-01               13,119                  13,919                  15,205                       14,652
Jul-01               11,308                  11,998                  11,851                       13,073
Jan-02               10,557                  11,201                  10,995                       12,287
Jul-02                8,264                   8,768                   8,534                        9,985

--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund (at NAV) compared with the corresponding index(es). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

2 The NASDAQ Composite is an index of over 3,000 OTC issues with an aggregate market value of approximately $500 billion. It tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and ADRs. Capitalization is weighted. The types of assets represented by this index involve risks, including the loss of principal. An index is not available for direct investment.

3 The Lipper Science & Technology Funds Index is a managed index that represents the 30 largest funds in the Lipper Science and Technology Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

4 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

5 The Lipper International Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper International Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

6 The Morgan Stanley Capital International All-Country World Index Free ex
  USA is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 48 countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

7 The Lipper Large-Cap Growth Funds Index is a managed index that represents the average of the 30 largest funds in the Large-Cap Growth Funds category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. An index is not available for direct investment.

Portfolio of Investments
NUVEEN INNOVATION FUND
July 31, 2002


                                                                                 Market
 Shares Description                                                               Value
---------------------------------------------------------------------------------------
        COMMON STOCKS - 88.3%
        Consumer Discretionary - 5.0%
 39,000 Alloy, Inc. #                                                   $       381,030
 67,500 Amazon.com, Inc. #                                                      975,983
---------------------------------------------------------------------------------------
        Healthcare - 5.1%
 17,000 Amgen Inc. #                                                            775,880
 14,300 Varian Medical Systems, Inc. #                                          597,740
---------------------------------------------------------------------------------------
        Industrials - 1.9%
 21,000 CheckFree Corp. #                                                       209,160
  9,000 Dun & Bradstreet Corporation #                                          291,150
---------------------------------------------------------------------------------------
        Information Technology - 76.3%
 45,000 Applied Materials, Inc. #                                               669,150
 26,500 Broadcom Corporation - Class A #                                        497,140
 48,000 Brocade Communications Systems, Inc. #                                  900,000
 13,500 Celestica Inc. #                                                        289,575
121,500 Cisco Systems, Inc. #                                                 1,602,585
 55,000 Dell Computer Corporation #                                           1,371,150
 55,000 EMC Corporation #                                                       412,500
 16,500 Emulex Corporation #                                                    382,140
 36,000 Extreme Networks, Inc. #                                                374,400
 34,000 Hewlett-Packard Company                                                 481,100
 70,000 Intel Corporation                                                     1,315,300
 21,000 Itron, Inc. #                                                           331,590
 38,700 Juniper Networks, Inc. #                                                309,600
 13,000 KLA-Tencor Corporation #                                                512,070
  9,000 Lexmark International, Inc. #                                           439,920
 16,000 Mercury Interactive Corporation #                                       409,920
 44,250 Microchip Technology Incorporated #                                     974,385
 40,000 Micron Technology, Inc. #                                               779,600
 29,000 Microsoft Corporation #                                               1,390,550
 81,000 Motorola, Inc.                                                          939,600
 31,000 National Semiconductor Corporation #                                    561,410
 31,000 Network Appliance, Inc. #                                               262,260
 61,000 Oracle Corporation #                                                    610,549
 29,400 PeopleSoft, Inc. #                                                      528,612
 11,000 QLogic Corporation #                                                    448,250
 41,500 Siebel Systems, Inc. #                                                  390,100
 68,200 Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR #         621,984
 51,000 Texas Instruments Incorporated                                        1,180,650
 26,100 VERITAS Software Corporation #                                          439,263
 23,300 Xilinx, Inc. #                                                          447,127

----
13

Portfolio of Investments
NUVEEN INNOVATION FUND (continued)
July 31, 2002

                                                                   Market
      Shares Description                                            Value
      -------------------------------------------------------------------
             Information Technology (continued)
      55,000 Yahoo! Inc. #                                $       724,350
      -------------------------------------------------------------------
             Total Investments (cost $32,071,711) - 88.3%      23,827,773
             ------------------------------------------------------------
             Other Assets Less Liabilities - 11.7%              3,166,396
             ------------------------------------------------------------
             Net Assets - 100%                            $    26,994,169
             ------------------------------------------------------------

#   Non-income producing.






                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN INTERNATIONAL GROWTH FUND
July 31, 2002


                                                                            Market
 Shares Description                                                          Value
----------------------------------------------------------------------------------
        COMMON STOCKS - 93.4%
        Consumer Discretionary - 25.3%
  6,500 Accor S.A. #                                               $       214,438
 79,200 Amadeus Global Travel Distribution S.A. - Class A                  430,945
 10,600 Autoliv, Inc. - Swedish Depository Receipt                         233,544
 22,500 British Sky Broadcasting Group plc #                               210,546
 15,900 Compagnie Generale des Etablissements Michelin - Class B           630,550
 15,100 Honda Motor Co., Ltd.                                              627,906
 28,230 Industria de Diseno Textil, S.A. (Inditex)                         553,535
  9,700 Nichii Gakkan Company                                              593,696
134,500 Rank Group plc                                                     495,876
 13,100 Sony Corporation                                                   591,775
  8,900 Tod's S.p.A. #                                                     358,621
----------------------------------------------------------------------------------
        Consumer Staples - 12.5%
 33,600 Diageo plc #                                                       407,324
  6,000 Ito-Yokado Co., Ltd.                                               276,052
 56,600 Marks & Spencer Group plc                                          300,631
 59,800 Mediaset S.p.A.                                                    444,401
  1,900 Nestle S.A.                                                        408,361
 28,700 TV Azteca, S.A. de C.V. Sponsored ADR                              171,913
  7,900 Unilever NV                                                        446,897
----------------------------------------------------------------------------------
        Energy - 3.7%
  4,700 BP plc Sponsored ADR                                               218,080
 17,700 Eni S.p.A. #                                                       267,411
  8,300 Precision Drilling Corporation #                                   246,510
----------------------------------------------------------------------------------
        Financials - 1.4%
 21,000 Nomura Holdings, Inc.                                              280,736
----------------------------------------------------------------------------------
        Healthcare - 16.5%
  8,900 Altana AG                                                          440,642
 12,200 Instrumentarium Corporation                                        252,614
  5,700 Omega Pharma S.A.                                                  245,885
 12,600 Novartis AG                                                        513,132
 10,900 Recordati S.p.A.                                                   272,716
  3,900 Sanofi - Synthelabo S.A.                                           230,179
  6,100 Schering AG                                                        320,552
 63,500 Smith & Nephew plc                                                 333,313
  3,000 Teva Pharmaceutical Industries Ltd. Sponsored ADR                  200,103
 21,800 William Demant Holding A/S                                         438,733
----------------------------------------------------------------------------------
        Industrials - 15.2%
  5,700 Adecco S.A. #                                                      259,248
 68,700 Autostrade - Concessioni e Costruzioni Autostrade S.p.A. #         557,688
 74,900 Brambles Industries Limited                                        328,591
 28,300 Grupo Ferrovial, S.A.                                              632,594

----
15

Portfolio of Investments
NUVEEN INTERNATIONAL GROWTH FUND (continued)
July 31, 2002

                                                                                Market
Shares Description                                                               Value
--------------------------------------------------------------------------------------
       Industrials (continued)
 5,900 Nidec Corporation                                               $       344,856
48,500 Singapore Airlines Limited                                              344,030
11,900 Vestas Wind Systems A/S                                                 279,538
13,000 Yamato Transport Co., Ltd.                                              229,041
--------------------------------------------------------------------------------------
       Information Technology - 7.4%
 8,100 Logitech International S.A. #                                           333,423
 8,300 Micronas Semiconductor Holding AG #                                     234,398
15,700 Taiwan Semiconductor Manufacturing Company Ltd. Sponsored ADR #         143,184
22,100 Tandberg ASA #                                                          275,576
90,600 Wanadoo #                                                               468,993
--------------------------------------------------------------------------------------
       Materials - 10.2%
 8,500 Lonza Group AG                                                          547,777
33,400 Rio Tinto Limited                                                       601,383
 6,100 Solvay S.A.                                                             421,622
37,600 Stora Enso Oyj - Class R                                                438,924
--------------------------------------------------------------------------------------
       Utilities - 1.2%
11,200 SK Telecom Co., Ltd. Sponsored ADR                                      239,905
--------------------------------------------------------------------------------------
       Total Common Stocks (cost $17,831,395)                               18,338,388
       -------------------------------------------------------------------------------
       PREFERRED STOCKS - 2.1%
       Consumer Discretionary - 2.1%
   900 Porsche AG                                                              410,298
--------------------------------------------------------------------------------------
       Total Preferred Stocks (cost $263,419)                                  410,298
       -------------------------------------------------------------------------------
       Total Investments (cost $18,094,814) - 95.5%                         18,748,686
       -------------------------------------------------------------------------------
       Other Assets Less Liabilities - 4.5%                                    882,256
       -------------------------------------------------------------------------------
       Net Assets - 100%                                               $    19,630,942
       -------------------------------------------------------------------------------

           #  Non-income producing.

         Country Allocation (as a percentage of the Fund's net assets)

                             Japan          14.9%
                             ----------------------
                             Switzerland     11.7
                             ----------------------
                             United Kingdom  10.0
                             ----------------------
                             Italy            9.7
                             ----------------------
                             Spain            8.2
                             ----------------------
                             France           7.9
                             ----------------------
                             Germany          6.0
                             ----------------------
                             Australia        4.7
                             ----------------------
                             Denmark          3.7
                             ----------------------
                             Finland          3.5
                             ----------------------

                                Belgium     3.4%
                                ----------------
                                Netherlands  2.3
                                ----------------
                                Singapore    1.8
                                ----------------
                                Norway       1.4
                                ----------------
                                Canada       1.3
                                ----------------
                                South Korea  1.2
                                ----------------
                                Sweden       1.2
                                ----------------
                                Israel       1.0
                                ----------------
                                Mexico       0.9
                                ----------------
                                Taiwan       0.7
                                ----------------

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND
July 31, 2002


                                                                      Market
    Shares Description                                                 Value
   -------------------------------------------------------------------------
           COMMON STOCKS - 97.2%
           Consumer Discretionary - 10.9%
   144,000 Bed Bath & Beyond Inc. #                          $     4,464,000
   359,000 The Home Depot, Inc.                                   11,085,920
   204,000 Target Corporation                                      6,803,400
   310,000 Wal-Mart Stores, Inc.                                  15,245,800
   -------------------------------------------------------------------------
           Consumer Staples - 16.3%
   100,000 The Coca-Cola Company                                   4,994,000
   249,000 Colgate-Palmolive Company                              12,786,150
   289,000 PepsiCo, Inc.                                          12,409,660
    60,000 Procter & Gamble Company                                5,339,400
   323,000 SYSCO Corporation                                       8,414,150
   348,000 Walgreen Co.                                           12,294,840
   -------------------------------------------------------------------------
           Financials - 21.8%
    45,000 AFLAC Incorporated                                      1,413,450
   245,000 American International Group, Inc.                     15,660,400
   235,000 Citigroup Inc.                                          7,881,900
   155,000 Fannie Mae                                             11,607,950
    65,000 Marsh & McLennan Companies, Inc.                        3,113,500
   502,500 MBNA Corporation                                        9,743,475
    65,000 SLM Corporation                                         5,915,000
   275,000 State Street Corporation                               11,687,500
   165,000 Wells Fargo & Company                                   8,391,900
   -------------------------------------------------------------------------
           Healthcare - 22.7%
   290,000 Amgen Inc. #                                           13,235,600
   180,000 Baxter International Inc.                               7,183,800
   241,000 Cardinal Health, Inc.                                  13,881,600
   208,000 Johnson & Johnson                                      11,024,000
   362,000 Medtronic, Inc.                                        14,624,800
   564,750 Pfizer Inc.                                            18,269,663
   -------------------------------------------------------------------------
           Industrials - 11.6%
   306,000 Automatic Data Processing, Inc.                        11,410,740
   598,000 General Electric Company                               19,255,600
    65,000 3M Co.                                                  8,178,950
    20,000 United Parcel Service, Inc. - Class B                   1,306,800
   -------------------------------------------------------------------------
           Information Technology - 13.9%
   387,000 Cisco Systems, Inc. #                                   5,104,530
   120,000 Electronic Data Systems Corporation                     4,412,400
   125,000 International Business Machines Corporation (IBM)       8,800,000
   281,000 Microsoft Corporation #                                13,473,950
   322,000 Nokia Oyj Sponsored ADR                                 3,992,800
   315,000 Oracle Corporation #                                    3,152,835

----
17

Portfolio of Investments
NUVEEN RITTENHOUSE GROWTH FUND (continued)
July 31, 2002

                                                                                                        Market
      Shares Description                                                                                 Value
--------------------------------------------------------------------------------------------------------------
             Information Technology (continued)
     397,000 Texas Instruments Incorporated                                                   $     9,190,550
--------------------------------------------------------------------------------------------------------------
             Total Common Stocks (cost $409,939,871)                                              335,751,013
             -----------------------------------------------------------------------------------------------

   Principal                                                                                            Market
Amount (000) Description                                                                                 Value
--------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 3.2%
    $ 11,174 UBS Warburg Repurchase Agreement, 1.77%, dated 7/31/02, due 8/01/02, repurchase       11,174,000
              price $11,174,063, collateralized by U.S. Treasury Bonds
--------------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $11,174,000)                                       11,174,000
             -----------------------------------------------------------------------------------------------
             Total Investments (cost $421,113,871) - 100.4%                                       346,925,013
             -----------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.4)%                                                (1,461,791)
             -----------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                $   345,463,222
             -----------------------------------------------------------------------------------------------

#   Non-income producing.





                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities
July 31, 2002

                                                                                International   Rittenhouse
                                                                     Innovation        Growth        Growth
----------------------------------------------------------------- ------------  ------------- ------------
Assets
Investment securities, at market value
 (cost $32,071,711, $18,094,814 and $421,113,871, respectively)   $ 23,827,773  $ 18,748,686  $346,925,013
Cash                                                                 3,555,956     1,225,536           744
Receivables:
  Dividends and interest                                                 1,084         4,016       129,006
  Reclaims receivable                                                       --        25,642            --
  Shares sold                                                            1,117           835       205,012
Other assets                                                             6,541         1,165       116,365
----------------------------------------------------------------- ------------  ------------- ------------
    Total assets                                                    27,392,471    20,005,880   347,376,140
----------------------------------------------------------------- ------------  ------------- ------------
Liabilities
Payables:
  Investments purchased                                                     --       193,640            --
  Shares redeemed                                                      130,992        78,321       921,699
Accrued expenses:
  Management fees                                                       24,380        18,640       244,065
  12b-1 distribution and service fees                                   18,927         7,513       225,042
  Other                                                                224,003        76,824       522,112
----------------------------------------------------------------- ------------  ------------- ------------
    Total liabilities                                                  398,302       374,938     1,912,918
----------------------------------------------------------------- ------------  ------------- ------------
Net assets                                                        $ 26,994,169  $ 19,630,942  $345,463,222
----------------------------------------------------------------- ------------  ------------- ------------
Class A Shares
Net assets                                                        $  5,543,709  $  4,010,524  $ 64,913,734
Shares outstanding                                                     802,760       287,431     3,714,437
Net asset value and redemption price per share                    $       6.91  $      13.95  $      17.48
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                 $       7.33  $      14.80  $      18.55
----------------------------------------------------------------- ------------  ------------- ------------
Class B Shares
Net assets                                                        $  8,479,782  $  2,586,397  $145,946,539
Shares outstanding                                                   1,252,920       189,030     8,639,596
Net asset value, offering and redemption price per share          $       6.77  $      13.68  $      16.89
----------------------------------------------------------------- ------------  ------------- ------------
Class C Shares
Net assets                                                        $ 11,026,342  $  4,667,054  $104,626,344
Shares outstanding                                                   1,628,218       341,134     6,189,737
Net asset value, offering and redemption price per share          $       6.77  $      13.68  $      16.90
----------------------------------------------------------------- ------------  ------------- ------------
Class R Shares
Net assets                                                        $  1,944,336  $  8,366,967  $ 29,976,605
Shares outstanding                                                     280,108       595,861     1,695,296
Net asset value, offering and redemption price per share          $       6.94  $      14.04  $      17.68
----------------------------------------------------------------- ------------  ------------- ------------

Net Assets Consist of:
----------------------------------------------------------------- ------------  ------------- ------------
Capital paid-in                                                   $113,366,842  $ 35,506,079  $483,020,116
Undistributed net investment income                                         --       (30,016)           --
Accumulated net realized gain (loss) from investment transactions
 and foreign currencies                                            (78,128,735)  (16,502,535)  (63,368,036)
Net unrealized appreciation (depreciation) of investments           (8,243,938)      653,872   (74,188,858)
Net unrealized gain on translation of assets and liabilities
 denominated in foreign currencies                                          --         3,542            --
----------------------------------------------------------------- ------------  ------------- ------------
Net assets                                                        $ 26,994,169  $ 19,630,942  $345,463,222
----------------------------------------------------------------- ------------  ------------- ------------

                                See accompanying notes to financial statements.

----
19

Statement of Operations
Year Ended July 31, 2002

                                                                                               International     Rittenhouse
                                                                                    Innovation        Growth          Growth
-------------------------------------------------------------------------------- ------------  -------------  -------------
Investment Income
Dividends (net of foreign tax withheld of $0, $33,386 and $12,843, respectively) $     43,737    $   259,797  $   3,836,453
Interest                                                                                   --             --        233,320
-------------------------------------------------------------------------------- ------------  -------------  -------------
Total investment income                                                                43,737        259,797      4,069,773
-------------------------------------------------------------------------------- ------------  -------------  -------------
Expenses
Management fees                                                                       452,492        261,365      3,926,265
12b-1 service fees - Class A                                                           24,636         13,612        223,768
12b-1 distribution and service fees - Class B                                         144,324         36,727      2,020,564
12b-1 distribution and service fees - Class C                                         179,731         61,127      1,419,019
Shareholders' servicing agent fees and expenses                                       273,384         37,124      1,109,722
Custodian's fees and expenses                                                          35,834         44,421        113,177
Trustees' fees and expenses                                                             3,166          2,504         67,120
Professional fees                                                                       8,803          8,208        101,474
Shareholders' reports - printing and mailing expenses                                  35,318          5,889        173,519
Federal and state registration fees                                                    44,923         27,481         46,128
Organization and offering costs                                                            --             --         33,555
Other expenses                                                                          9,080          4,005         54,830
-------------------------------------------------------------------------------- ------------  -------------  -------------
Total expenses before custodian fee credit                                          1,211,691        502,463      9,289,141
  Custodian fee credit                                                                 (7,965)       (16,836)        (2,933)
-------------------------------------------------------------------------------- ------------  -------------  -------------
Net expenses                                                                        1,203,726        485,627      9,286,208
-------------------------------------------------------------------------------- ------------  -------------  -------------
Net investment income (loss)                                                       (1,159,989)      (225,830)    (5,216,435)
-------------------------------------------------------------------------------- ------------  -------------  -------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
  Investment transactions                                                         (10,506,944)    (3,716,685)   (63,310,625)
  Foreign currencies                                                                       --        (52,320)            --
Net change in unrealized appreciation or depreciation of investments               (9,812,645)       541,847    (73,928,263)
Net change in unrealized gain on translation of assets and liabilities
 denominated in foreign currencies                                                         --          4,313             --
-------------------------------------------------------------------------------- ------------  -------------  -------------
Net gain (loss)                                                                   (20,319,589)    (3,222,845)  (137,238,888)
-------------------------------------------------------------------------------- ------------  -------------  -------------
Net increase (decrease) in net assets from operations                            $(21,479,578)   $(3,448,675) $(142,455,323)
-------------------------------------------------------------------------------- ------------  -------------  -------------




                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets

                                                           Innovation             International Growth
                                                   --------------------------  --------------------------
                                                      Year Ended    Year Ended    Year Ended    Year Ended
                                                         7/31/02       7/31/01       7/31/02       7/31/01
-------------------------------------------------  ------------  ------------  ------------  ------------
Operations
Net investment income (loss)                       $ (1,159,989) $ (2,212,537) $   (225,830) $   (428,248)
Net realized gain (loss):
 Investment transactions                            (10,506,944)  (53,350,556)   (3,716,685)   (9,838,514)
 Foreign currencies                                          --            --       (52,320)     (205,784)
Net change in unrealized appreciation or
 depreciation of investments                         (9,812,645)   (8,028,729)      541,847    (2,482,103)
Net change in unrealized gain on translation of
 assets and liabilities denominated in foreign
 currencies                                                  --            --         4,313           (64)
-------------------------------------------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets from
 operations                                         (21,479,578)  (63,591,822)   (3,448,675)  (12,954,713)
-------------------------------------------------  ------------  ------------  ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                      3,770,693    47,603,008    10,200,874    49,566,056
Cost of shares redeemed                             (15,724,156)  (23,637,358)  (16,786,848)  (45,248,178)
-------------------------------------------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets from Fund
 share transactions                                 (11,953,463)   23,965,650    (6,585,974)    4,317,878
-------------------------------------------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net assets               (33,433,041)  (39,626,172)  (10,034,649)   (8,636,835)
Net assets at the beginning of year                  60,427,210   100,053,382    29,665,591    38,302,426
-------------------------------------------------  ------------  ------------  ------------  ------------
Net assets at the end of year                      $ 26,994,169  $ 60,427,210  $ 19,630,942  $ 29,665,591
-------------------------------------------------  ------------  ------------  ------------  ------------
Undistributed net investment income at the end of
 year                                              $         --  $         --  $         --  $         --
-------------------------------------------------  ------------  ------------  ------------  ------------




                                See accompanying notes to financial statements.

----
21

                                                                            Rittenhouse Growth
                                                                       ----------------------------
                                                                           Year Ended     Year Ended
                                                                              7/31/02        7/31/01
---------------------------------------------------------------------- -------------  -------------
Operations
Net investment income (loss)                                           $  (5,216,435) $  (6,459,616)
Net realized gain (loss):
  Investment transactions                                                (63,310,625)     4,310,331
  Foreign currencies                                                              --             --
Net change in unrealized appreciation or depreciation of investments     (73,928,263)  (123,275,948)
Net change in unrealized gain on translation of assets and liabilities
 denominated in foreign currencies                                                --             --
---------------------------------------------------------------------- -------------  -------------
Net increase (decrease) in net assets from operations                   (142,455,323)  (125,425,233)
---------------------------------------------------------------------- -------------  -------------
Fund Share Transactions
Net proceeds from sale of shares                                          44,517,883    134,256,636
Cost of shares redeemed                                                 (110,333,212)  (104,477,639)
---------------------------------------------------------------------- -------------  -------------
Net increase (decrease) in net assets from Fund share transactions       (65,815,329)    29,778,997
---------------------------------------------------------------------- -------------  -------------
Net increase (decrease) in net assets                                   (208,270,652)   (95,646,236)
Net assets at the beginning of year                                      553,733,874    649,380,110
---------------------------------------------------------------------- -------------  -------------
Net assets at the end of year                                          $ 345,463,222  $ 553,733,874
---------------------------------------------------------------------- -------------  -------------
Undistributed net investment income at the end of year                 $          --  $          --
---------------------------------------------------------------------- -------------  -------------


                                See accompanying notes to financial statements.

----
22

Statement of Changes in Net Assets (continued)

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust is comprised of the Nuveen Innovation Fund ("Innovation"), the Nuveen International Growth Fund ("International Growth") and the Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1997.

Innovation will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies in order to provide capital appreciation without consideration for income.

International Growth primarily invests in common stocks of medium and large capitalization companies domiciled in countries other than the United States in order to provide long-term capital appreciation.

Rittenhouse Growth invests in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth ("blue chip companies") in order to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and/or delayed delivery purchase commitments. At July 31, 2002, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed


----
23
within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Effective January 2, 2002, International Growth began imposing a 2% redemption fee on shares that are redeemed or exchanged within 90 days of acquisition. During the period January 2, 2002 through July 31, 2002, $18 of redemptions fees were imposed on shares redeemed and recorded as an increase to the Fund's capital paid-in.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2002.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that Innovation and International Growth invest in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
Innovation and International Growth may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of July 31, 2002, there were no open foreign currency forward, options or futures contracts.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Rittenhouse Growth's share of costs incurred in connection with its organization, offering and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of operations). If any of the initial shares of Rittenhouse Growth are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization and offering costs as of the date of redemption.


----
24

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                              Innovation
                          --------------------------------------------------
                                 Year Ended                Year Ended
                                   7/31/02                   7/31/01
                          ------------------------  ------------------------
                               Shares        Amount      Shares        Amount
  ---------------------------------------------------------------------------
  Shares sold:
    Class A                   95,560  $    970,010     604,689  $ 12,492,887
    Class B                   77,472       800,148     595,836    12,975,055
    Class C                  102,325     1,026,126     751,778    15,756,920
    Class R                  100,454       974,409     301,965     6,378,146
  ---------------------------------------------------------------------------
                             375,811     3,770,693   2,254,268    47,603,008
  ---------------------------------------------------------------------------
  Shares redeemed:
    Class A                 (490,028)   (4,820,357)   (389,048)   (6,419,762)
    Class B                 (493,039)   (4,649,060)   (365,458)   (6,114,419)
    Class C                 (541,594)   (5,170,624)   (406,964)   (6,902,118)
    Class R                 (116,049)   (1,084,115)   (178,870)   (4,201,059)
  ---------------------------------------------------------------------------
                          (1,640,710)  (15,724,156) (1,340,340)  (23,637,358)
  ---------------------------------------------------------------------------
  Net increase (decrease) (1,264,899) $(11,953,463)    913,928  $ 23,965,650
  ---------------------------------------------------------------------------

                                         International Growth
                          --------------------------------------------------
                                 Year Ended                Year Ended
                                   7/31/02                   7/31/01
                          ------------------------  ------------------------
                               Shares        Amount      Shares        Amount
  ---------------------------------------------------------------------------
  Shares sold:
    Class A                  467,207  $  7,156,006   1,790,794  $ 34,496,159
    Class B                   11,682       180,239      94,527     2,044,506
    Class C                  159,875     2,422,117     291,285     5,730,993
    Class R                   28,487       442,512     398,049     7,294,398
  ---------------------------------------------------------------------------
                             667,251    10,200,874   2,574,655    49,566,056
  ---------------------------------------------------------------------------
  Shares redeemed:
    Class A                 (645,357)   (9,998,199) (1,790,844)  (33,889,117)
    Class B                 (118,366)   (1,787,934)    (80,782)   (1,598,779)
    Class C                 (258,469)   (3,947,726)   (155,008)   (2,758,187)
    Class R                  (66,588)   (1,052,989)   (385,304)   (7,002,095)
  ---------------------------------------------------------------------------
                          (1,088,780)  (16,786,848) (2,411,938)  (45,248,178)
  ---------------------------------------------------------------------------
  Net increase (decrease)   (421,529) $ (6,585,974)    162,717  $  4,317,878
  ---------------------------------------------------------------------------


----
25


                                          Rittenhouse Growth
                         ----------------------------------------------------
                                 Year Ended                 Year Ended
                                  7/31/02                    7/31/01
                         -------------------------  -------------------------
                              Shares         Amount      Shares         Amount
 -----------------------------------------------------------------------------
 Shares sold:
   Class A                  615,934  $  13,356,305   1,848,117  $  50,979,874
   Class B                  568,037     12,091,944   1,424,590     38,457,671
   Class C                  783,651     16,576,525   1,567,388     42,079,645
   Class R                  115,183      2,493,109     101,107      2,739,446
 -----------------------------------------------------------------------------
                          2,082,805     44,517,883   4,941,202    134,256,636
 -----------------------------------------------------------------------------
 Shares redeemed:
   Class A               (1,343,101)   (27,961,869) (1,587,238)   (43,029,707)
   Class B               (2,191,513)   (43,936,650) (1,249,433)   (31,950,950)
   Class C               (1,766,374)   (35,926,993) (1,064,731)   (27,185,817)
   Class R                 (117,180)    (2,507,700)    (85,511)    (2,311,165)
 -----------------------------------------------------------------------------
                         (5,418,168)  (110,333,212) (3,986,913)  (104,477,639)
 -----------------------------------------------------------------------------
 Net increase (decrease) (3,335,363) $ (65,815,329)    954,289  $  29,778,997
 -----------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales of investment securities and short-term investments for the fiscal year ended July 31, 2002, were as follows:

                                                     International    Rittenhouse
                                          Innovation        Growth         Growth
---------------------------------------------------------------------------------
Purchases:
 Investment securities                   $66,166,337   $43,765,898 $  125,088,324
 Short-term investments                           --            --  2,634,944,000
Sales and maturities:
 Investment securities                    76,002,415    50,683,413    184,201,473
 Short-term investments                           --            --  2,647,062,000
---------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis as of July 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

                                           International  Rittenhouse
                                Innovation        Growth       Growth
           ----------------------------------------------------------
           Cost of investments $33,436,434   $18,100,383 $421,113,871
           ----------------------------------------------------------

                                                                        International    Rittenhouse
                                                             Innovation        Growth         Growth
----------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                            $    533,863    $ 1,894,903  $ 11,218,612
  depreciation                                             (10,142,524)    (1,246,600)  (85,407,470)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments $ (9,608,661)   $   648,303  $(74,188,858)
----------------------------------------------------------------------------------------------------

The Funds had no undistributed ordinary income or long-term capital gains at July 31, 2002.

The Funds made no distributions from ordinary income or long-term capital gains during the fiscal year ended July 31, 2002.

At July 31, 2002, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                          International Rittenhouse
                               Innovation        Growth      Growth
             ------------------------------------------------------
             Expiration year:
               2009           $15,694,979   $ 3,103,741 $        --
               2010            58,566,906    12,650,342  15,924,419
             ------------------------------------------------------
             Total            $74,261,885   $15,754,083 $15,924,419
             ------------------------------------------------------


----
26

The Funds have elected to defer net realized losses from investments and currency transactions incurred from November 1, 2001 through July 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                  International Rittenhouse
                       Innovation        Growth      Growth
                     --------------------------------------
                       $2,502,126      $772,899 $47,443,617
                     --------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of each Fund as follows:

                                                     International  Rittenhouse
                                         Innovation         Growth       Growth
--------------------------------------------------------------------------------
For the first $125 million                   1.0000%        1.0500%       .8500%
For the next $125 million                     .9875         1.0375        .8375
For the next $250 million                     .9750         1.0250        .8250
For the next $500 million                     .9625         1.0125        .8125
For the next $1 billion                       .9500         1.0000        .8000
For net assets over $2 billion                .9250          .9750        .7750
--------------------------------------------------------------------------------

The Adviser may voluntarily agree to reimburse expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Columbus Circle Investors ("CCI"), and Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidiary of The John Nuveen Company, under which CCI manages the investment portfolios of Innovation and International Growth (see Footnote 6 for subsequent sub-adviser change) and Rittenhouse manages Rittenhouse Growth's investment portfolio. CCI and Rittenhouse are compensated for their services from the management fee paid to the Adviser. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended July 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                    International Rittenhouse
                                         Innovation        Growth      Growth
  ---------------------------------------------------------------------------
  Sales charges collected (unaudited)       $14,928        $8,547    $149,637
  Paid to authorized dealers (unaudited)     14,040         8,547     132,201
  ---------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                 International Rittenhouse
                                      Innovation        Growth      Growth
      --------------------------------------------------------------------
      Commission advances (unaudited)    $35,951       $16,899    $587,490
      --------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2002, the Distributor retained such 12b-1 fees as follows:

                                                 International Rittenhouse
                                      Innovation        Growth      Growth
      --------------------------------------------------------------------
      12b-1 fees retained (unaudited)   $140,512       $40,643  $1,771,872
      --------------------------------------------------------------------


----
27

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2002, as follows:

                                              International Rittenhouse
                                   Innovation        Growth      Growth
         --------------------------------------------------------------
         CDSC retained (unaudited)   $127,713       $42,572    $993,869
         --------------------------------------------------------------

At July 31, 2002, the Distributor owned 1,250 shares of International Growth's Class A, B, and C and The John Nuveen Company owned 496,250 shares of Class R.

6. Subsequent Event--International Growth's Sub-Adviser

CCI has notified the Board of Trustees of International Growth that, effective mid-October, 2002, it will no longer serve as the Fund's sub-adviser. The Fund's Board of Trustees has selected NWQ Investment Management Company, LLC ("NWQ") to be responsible for management of the Fund's investment portfolio, commencing upon CCI's resignation, subject to shareholder approval. NWQ will continue to manage the Fund according to the Fund's current objective but, if its appointment is approved by shareholders, NWQ will pursue a value approach to international investing in contrast to CCI's growth approach. This sub-adviser change will have no effect on the investment management fee rate paid by the Fund.


----
28

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                       Investment Operations      Less Distributions
                                                   ----------------------------  ---------------------


INNOVATION



                                                                   Net
                                                             Realized/
                                                       Net  Unrealized
                                         Beginning Invest-     Invest-               Net               Ending
                                               Net    ment        ment           Invest-                  Net
Year Ended                                   Asset  Income        Gain              ment Capital        Asset     Total
July 31,                                     Value  (Loss)      (Loss)     Total  Income   Gains Total  Value Return(a)
--------------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2002                                       $11.66   $(.20)    $ (4.55) $ (4.75)     $--     $--  $--  $ 6.91    (40.74)%
 2001                                        23.27    (.34)     (11.27)  (11.61)      --      --   --   11.66    (49.87)
 2000(d)                                     20.00    (.26)       3.53     3.27       --      --   --   23.27     16.30
Class B (12/99)
 2002                                        11.50    (.27)      (4.46)   (4.73)      --      --   --    6.77    (41.13)
 2001                                        23.15    (.48)     (11.17)  (11.65)      --      --   --   11.50    (50.22)
 2000(d)                                     20.00    (.37)       3.52     3.15       --      --   --   23.15     15.70
Class C (12/99)
 2002                                        11.52    (.27)      (4.48)   (4.75)      --      --   --    6.77    (41.23)
 2001                                        23.17    (.47)     (11.18)  (11.65)      --      --   --   11.52    (50.26)
 2000(d)                                     20.00    (.37)       3.54     3.17       --      --   --   23.17     15.80
Class R (12/99)
 2002                                        11.70    (.18)      (4.58)   (4.76)      --      --   --    6.94    (40.68)
 2001                                        23.29    (.28)     (11.31)  (11.59)      --      --   --   11.70    (49.72)
 2000(d)                                     20.00    (.21)       3.50     3.29       --      --   --   23.29     16.45
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                         -----------------------------------------------------------------------------
                                                   Before Credit/           After           After Credit/
                                                    Reimbursement     Reimbursement(b)    Reimbursement(c)
INNOVATION                                       -----------------   -----------------   -----------------
                                                             Ratio               Ratio               Ratio
                                                            of Net              of Net              of Net
                                                           Invest-             Invest-             Invest-
                                                              ment                ment                ment
                                                 Ratio of   Income   Ratio of   Income   Ratio of   Income
                                                 Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                          Ending       to       to         to       to         to       to
                                             Net  Average  Average    Average  Average    Average  Average   Portfolio
Year Ended                                Assets      Net      Net        Net      Net        Net      Net    Turnover
July 31,                                   (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2002                                    $ 5,544     2.16%   (2.06)%     2.16%   (2.06)%     2.14%   (2.04)%       163%
 2001                                     13,958     1.96    (1.91)      1.96    (1.91)      1.92    (1.88)        240
 2000(d)                                  22,838     1.97*   (1.89)*     1.89*   (1.82)*     1.86*   (1.79)*       117
Class B (12/99)
 2002                                      8,480     2.91    (2.82)      2.91    (2.82)      2.90    (2.80)        163
 2001                                     19,196     2.70    (2.66)      2.70    (2.66)      2.67    (2.63)        240
 2000(d)                                  33,288     2.72*   (2.65)*     2.63*   (2.56)*     2.60*   (2.53)*       117
Class C (12/99)
 2002                                     11,026     2.91    (2.82)      2.91    (2.82)      2.89    (2.80)        163
 2001                                     23,813     2.71    (2.66)      2.71    (2.66)      2.67    (2.63)        240
 2000(d)                                  39,907     2.75*   (2.68)*     2.60*   (2.53)*     2.57*   (2.50)*       117
Class R (12/99)
 2002                                      1,944     1.91    (1.82)      1.91    (1.82)      1.89    (1.80)        163
 2001                                      3,461     1.70    (1.66)      1.70    (1.66)      1.67    (1.63)        240
 2000(d)                                   4,020     1.87*   (1.83)*     1.51*   (1.47)*     1.48*   (1.44)*       117
-----------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.



                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                      Investment Operations     Less Distributions
                                                   --------------------------  ---------------------


INTERNATIONAL GROWTH




                                                                  Net
                                                      Net   Realized/
                                         Beginning Invest  Unrealized              Net               Ending
                                               Net   ment     Invest-          Invest-                  Net
Year Ended                                   Asset Income   ment Gain             ment Capital        Asset     Total
July 31,                                     Value (Loss)      (Loss)    Total  Income   Gains Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2002                                       $16.22  $(.12)     $(2.15) $(2.27)     $--     $--   $-- $13.95    (14.00)%
 2001                                        22.93   (.18)      (6.53)  (6.71)      --      --    --  16.22    (29.26)
 2000(d)                                     20.00   (.15)       3.08    2.93       --      --    --  22.93     14.65
Class B (12/99)
 2002                                        16.03   (.23)      (2.12)  (2.35)      --      --    --  13.68    (14.66)
 2001                                        22.82   (.34)      (6.45)  (6.79)      --      --    --  16.03    (29.75)
 2000(d)                                     20.00   (.25)       3.07    2.82       --      --    --  22.82     14.10
Class C (12/99)
 2002                                        16.03   (.22)      (2.13)  (2.35)      --      --    --  13.68    (14.66)
 2001                                        22.82   (.32)      (6.47)  (6.79)      --      --    --  16.03    (29.75)
 2000(d)                                     20.00   (.24)       3.06    2.82       --      --    --  22.82     14.10
Class R (12/99)
 2002                                        16.29   (.06)      (2.19)  (2.25)      --      --    --  14.04    (13.81)
 2001                                        22.96   (.14)      (6.53)  (6.67)      --      --    --  16.29    (29.05)
 2000(d)                                     20.00   (.12)       3.08    2.96       --      --    --  22.96     14.80
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                         -----------------------------------------------------------------------------
                                                   Before Credit/           After           After Credit/
                                                    Reimbursement     Reimbursement(b)    Reimbursement(c)
INTERNATIONAL GROWTH                             -----------------   -----------------   -----------------
                                                             Ratio               Ratio               Ratio
                                                            of Net              of Net              of Net
                                                           Invest-             Invest-             Invest-
                                                              ment                ment                ment
                                                 Ratio of   Income   Ratio of   Income   Ratio of   Income
                                                 Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                          Ending       to       to         to       to         to       to
                                             Net  Average  Average    Average  Average    Average  Average   Portfolio
Year Ended                                Assets      Net      Net        Net      Net        Net      Net    Turnover
July 31,                                   (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-----------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2002                                    $ 4,011     1.83%    (.84)%     1.83%    (.84)%     1.76%    (.77)%       183%
 2001                                      7,551     2.12     (.99)      2.12     (.98)      2.05     (.92)        224
 2000(d)                                  10,676     2.66*   (1.90)*     1.82*   (1.05)*     1.75*    (.99)*       111
Class B (12/99)
 2002                                      2,586     2.60    (1.59)      2.60    (1.59)      2.53    (1.52)        183
 2001                                      4,741     2.87    (1.79)      2.86    (1.78)      2.79    (1.71)        224
 2000(d)                                   6,435     3.41*   (2.61)*     2.57*   (1.76)*     2.50*   (1.70)*       111
Class C (12/99)
 2002                                      4,667     2.58    (1.53)      2.58    (1.53)      2.51    (1.46)        183
 2001                                      7,048     2.86    (1.72)      2.86    (1.72)      2.79    (1.65)        224
 2000(d)                                   6,925     3.40*   (2.58)*     2.58*   (1.75)*     2.51*   (1.69)*       111
Class R (12/99)
 2002                                      8,367     1.56     (.48)      1.56     (.48)      1.49     (.41)        183
 2001                                     10,325     1.87     (.79)      1.86     (.78)      1.79     (.71)        224
 2000(d)                                  14,265     2.58*   (1.99)*     1.50*    (.90)*     1.43*    (.84)*       111
-----------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.




                                See accompanying notes to financial statements.

----
30

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                 Investment Operations       Less Distributions
                                              ---------------------------  ----------------------


RITTENHOUSE GROWTH



                                                              Net
                                                        Realized/
                                                  Net  Unrealized
                                    Beginning Invest-     Invest-              Net                 Ending
                                          Net    ment        ment          Invest-                    Net
                                        Asset  Income        Gain             ment Capital          Asset     Total
Year Ended July 31,                     Value  (Loss)      (Loss)    Total  Income   Gains   Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2002                                  $23.92   $(.12)     $(6.32) $(6.44)     $--   $  --  $  --  $17.48    (26.92)%
 2001                                   29.09    (.13)      (5.04)  (5.17)      --      --     --   23.92    (17.77)
 2000                                   25.10    (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93
 1999                                   22.75    (.04)       2.45    2.41       --    (.06)  (.06)  25.10     10.62
 1998(d)                                20.00    (.01)       2.76    2.75       --      --     --   22.75     13.75
Class B (12/97)
 2002                                   23.31    (.28)      (6.14)  (6.42)      --      --     --   16.89    (27.54)
 2001                                   28.55    (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)
 2000                                   24.82    (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01
 1999                                   22.66    (.23)       2.45    2.22       --    (.06)  (.06)  24.82      9.86
 1998(d)                                20.00    (.11)       2.77    2.66       --      --     --   22.66     13.30
Class C (12/97)
 2002                                   23.32    (.28)      (6.14)  (6.42)      --      --     --   16.90    (27.53)
 2001                                   28.56    (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)
 2000                                   24.84    (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01
 1999                                   22.67    (.23)       2.46    2.23       --    (.06)  (.06)  24.84      9.86
 1998(d)                                20.00    (.11)       2.78    2.67       --      --     --   22.67     13.35
Class R (12/97)
 2002                                   24.15    (.07)      (6.40)  (6.47)      --      --     --   17.68    (26.79)
 2001                                   29.29    (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)
 2000                                   25.22    (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17
 1999                                   22.79     .02        2.47    2.49       --    (.06)  (.06)  25.22     10.95
 1998(d)                                20.00     .03        2.76    2.79       --      --     --   22.79     13.95
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                               Ratios/Supplemental Data
                                    ------------------------------------------------------------------------------
                                               Before Credit/           After           After Credit/
                                                Reimbursement     Reimbursement(b)    Reimbursement(c)
RITTENHOUSE GROWTH                             --------------     ----------------    ----------------
                                                         Ratio               Ratio               Ratio
                                                        of Net              of Net              of Net
                                                       Invest-             Invest-             Invest-
                                                          ment                ment                ment
                                             Ratio of   Income   Ratio of   Income   Ratio of   Income
                                             Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                      Ending       to       to         to       to         to       to
                                         Net  Average  Average    Average  Average    Average  Average   Portfolio
                                      Assets      Net      Net        Net      Net        Net      Net    Turnover
Year Ended July 31,                    (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2002                               $ 64,914     1.45%    (.58)%     1.45%    (.58)%     1.45%    (.58)%        27%
 2001                                106,264     1.35     (.50)      1.35     (.50)      1.35     (.50)         35
 2000                                121,610     1.37     (.47)      1.35     (.45)      1.35     (.45)         28
 1999                                101,080     1.27     (.18)      1.27     (.18)      1.27     (.18)         22
 1998(d)                              43,092     1.42*    (.16)*     1.35*    (.09)*     1.35*    (.09)*         4
Class B (12/97)
 2002                                145,947     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                239,203     2.10    (1.26)      2.10    (1.26)      2.10    (1.25)         35
 2000                                287,993     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999                                222,156     2.02     (.93)      2.01     (.93)      2.01     (.93)         22
 1998(d)                              81,823     2.17*    (.91)*     2.10*    (.84)*     2.10*    (.84)*         4
Class C (12/97)
 2002                                104,626     2.20    (1.33)      2.20    (1.33)      2.20    (1.33)         27
 2001                                167,272     2.10    (1.25)      2.10    (1.25)      2.10    (1.25)         35
 2000                                190,520     2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999                                146,927     2.01     (.93)      2.01     (.93)      2.01     (.93)         22
 1998(d)                              43,260     2.17*    (.91)*     2.10*    (.84)*     2.10*    (.84)*         4
Class R (12/97)
 2002                                 29,977     1.20     (.34)      1.20     (.34)      1.20     (.34)         27
 2001                                 40,995     1.10     (.25)      1.10     (.25)      1.10     (.25)         35
 2000                                 49,256     1.12     (.21)      1.10     (.19)      1.10     (.19)         28
 1999                                 45,211     1.03      .08       1.03      .08       1.03      .08          22
 1998(d)                              37,664     1.19*     .11*      1.10*     .20*      1.10*     .20*          4
-------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 31, 1997 (commencement of operations) through July 31, 1998.



                                See accompanying notes to financial statements.

----
31

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund (three of the portfolios constituting Nuveen Investments Trust II, hereafter referred to as the "Fund") at July 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of July 31, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated September 18, 2001 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
September 16, 2002


----
32

                                     Notes

----
33

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                Year First
Name,                       Position(s)         Elected or     Principal Occupation(s)                       Number of Funds in
Birthdate                   Held with          Appointed and   Including other Directorships                   Nuveen Complex
and Address                 the Fund         Term of Office(a) During Past 5 Years                           Overseen by Trustee
--------------------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:

-------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1997 Term      Chairman and Director (since 1996) of The             130
3/28/1949                   Board, President  Indefinite (2)   John Nuveen Company, Nuveen Investments,
333 W. Wacker Drive         and Trustee                        Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                              Institutional Advisory Corp.; Chairman and
                                                               Director (since 1997) of Nuveen Asset
                                                               Management Inc.; Director (since 1996) of
                                                               Institutional Capital Corporation; Chairman
                                                               and Director (since 1999) of Rittenhouse
                                                               Financial Services Inc.; Chief Executive
                                                               Officer (since 1999) of Nuveen Senior Loan
                                                               Asset Management Inc.

Trustees who are not interested persons of the Funds:

-------------------------------------------------------------------------------------------------------------------------------
James E. Bacon              Trustee             1997 Term      Treasurer (1997-present), Cathedral of St.             18
2/27/1931                                     Indefinite (2)   John the Divine (New York City); formerly
333 W. Wacker Drive                                            (1992-1999), Director of Lone Star
Chicago, IL 60606                                              Industries, Inc.; previously, Director and
                                                               Executive Vice President of U.S. Trust
                                                               Corporation and Trustee of United States
                                                               Trust Company of New York.

-------------------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001 Term      Private Investor; previously, President and            18
10/16/1946                                    Indefinite (2)   Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                            Inc. (September 1995 - August 1998).
Chicago, IL 60606

-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999 Term      President, The Hall-Perrine Foundation, a              18
10/22/1948                                    Indefinite (2)   private philanthropic corporation (since
333 W. Wacker Drive                                            1996); Director, Federal Reserve Bank of
Chicago, IL 60606                                              Chicago; Director, Alliant Energy; Director
                                                               and Vice Chairman United Fire & Casualty
                                                               Company; formerly President and Chief
                                                               Operating Officer, SCI Financial Group,
                                                               Inc., a regional financial services firm.

-------------------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee             1997 Term      Emeritus Professor, School of Medicine and             18
7/29/1932                                     Indefinite (2)   the Wharton School of Management and former
333 W. Wacker Drive                                            Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                              Economics, University of Pennsylvania;
                                                               Adjunct Professor, Health Policy and
                                                               Management, Yale University.

-------------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee             1997 Term      Retired; previously, Vice President in                 18
11/11/1931                                    Indefinite (2)   charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                            Sales at The Northern Trust Company.
Chicago, IL 60606

-------------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington        Trustee             1997 Term      President (since 1993) of Catalyst (a                  18
2/24/1932                                     Indefinite (2)   not-for-profit organization focusing on
333 W. Wacker Drive                                            women's leadership development in business
Chicago, IL 60606                                              and the professions).

----
34

--------------------------------------------------------------------------------

                                                                                                         Number of
Name,                 Position(s)         Year First  Principal Occupation(s)                            Funds in
Birthdate             Held with           Elected or  Including other Directorships                   Nuveen Complex
and Address           the Fund           Appointed(b) During Past 5 Years                           Overseen by Officer
-----------------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President         2002     Vice President (since January 2002),                  130
2/3/1966                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments.


-----------------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002     Vice President (since January 2002),                  126
11/10/1966                                            formerly, Assistant Vice President of Nuveen
333 W. Wacker Drive                                   Advisory Corp.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments (since           130
11/28/1967            Treasurer                       1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from 1997); Vice President and
Chicago, IL 60606                                     Treasurer (since 1999) of Nuveen Senior Loan
                                                      Asset Management Inc.; Chartered Financial
                                                      Analyst.


-----------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.               130
9/8/1954                                              (since 2001); previously, Vice President of
333 W. Wacker Drive                                   Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                     1998); prior thereto, Assistant Vice
                                                      President of Van Kampen Investment Advisory
                                                      Corp.


-----------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President         2002     Vice President (since January 2002),                  130
9/24/1964                                             Assistant General Counsel and Assistant
333 W. Wacker Drive                                   Secretary (since 1998), formerly Assistant
Chicago, IL 60606                                     Vice President of Nuveen Investments; Vice
                                                      President (since January 2002) and Assistant
                                                      Secretary (since 1998), formerly Assistant
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.; prior
                                                      thereto, Associate at the law firm D'Ancona
                                                      Partners LLC.


-----------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments; Vice            130
10/24/1945                                            President (since 1998) of Nuveen Advisory
333 W. Wacker Drive                                   Corp. and Nuveen Institutional Advisory Corp.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1997     Managing Director (since January 2002) of             130
3/2/1964                                              Nuveen Investments; Managing Director of
333 W. Wacker Drive                                   Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                     Institutional Advisory Corp. (since 2001);
                                                      prior thereto, Vice President of Nuveen
                                                      Advisory Corp.; Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998     Vice President of Nuveen Investments and              130
5/31/1954             Controller                      (since 1998) The John Nuveen Company; Vice
333 W. Wacker Drive                                   President (since 1999) of Nuveen Senior Loan
Chicago, IL 60606                                     Asset Management Inc.; Certified Public
                                                      Accountant.


-----------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President         1997     Vice President of Nuveen Advisory Corp.;              126
7/5/1955                                              Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------------
Richard A. Huber      Vice President         1997     Vice President of Nuveen Institutional                126
3/26/1963                                             Advisory Corp.
333 W. Wacker Drive                                   (since 1998) and Nuveen Advisory Corp.
Chicago, IL 60606

----
35

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

Name,                   Position(s)         Year First  Principal Occupation(s)                         Number of Funds
Birthdate               Held with           Elected or  Including other Directorships                  in Nuveen Complex
and Address             the Fund           Appointed(b) During Past 5 Years                           Overseen by Officer
-------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1997     Vice President of Nuveen Advisory Corp.               126
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since 2000) of Nuveen                 130
3/22/1963                                               Investments, previously Assistant Vice
333 W. Wacker Drive                                     President (since 1999); prior thereto,
Chicago, IL 60606                                       Associate of Nuveen Investments; Certified
                                                        Public Accountant.


-------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,              130
8/27/1961                                               Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1997     Vice President, Assistant Secretary and               130
7/27/1951               Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments; Vice President and Assistant
Chicago, IL 60606                                       Secretary of Nuveen Advisory Corp. and
                                                        Nuveen Institutional Advisory Corp.; Vice
                                                        President and Assistant Secretary of The
                                                        John Nuveen Company and Nuveen Asset
                                                        Management, Inc.; Vice President and
                                                        Assistant Secretary (since 1999) of Nuveen
                                                        Senior Loan Asset Management Inc.


-------------------------------------------------------------------------------------------------------------------------

Edward F. Neild, IV     Vice President         1997     Managing Director (since January 2002) of             130
7/7/1965                                                Nuveen Investments; Managing Director (since
333 W. Wacker Drive                                     1997) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                       Institutional Advisory Corp.; Chartered
                                                        Financial Analyst.


-------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002     Vice President (since January 2002),                  126
9/4/1960                                                formerly, Assistant Vice President (since
333 W. Wacker Drive                                     1998) of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                       thereto, Portfolio Manager.


-------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1997     Vice President of Nuveen Advisory Corp. and           126
7/31/1951                                               Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman    Vice President and     1997     Managing Director (since January 2002,                130
9/9/1956                Secretary                       formerly Vice President), Assistant
333 W. Wacker Drive                                     Secretary and Associate General Counsel
Chicago, IL 60606                                       (formerly Assistant General Counsel) of
                                                        Nuveen Investments; Managing Director (since
                                                        January 2002, formerly Vice President) and
                                                        Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Vice President and Assistant Secretary of
                                                        The John Nuveen Company; Managing Director
                                                        (since January 2002, formerly Vice
                                                        President) and Assistant Secretary (since
                                                        1999) of Nuveen Senior Loan Asset Management
                                                        Inc.; Chartered Financial Analyst.

(a)Year First Elected or Appointed is the year presented or each Fund's respective inception date if later.
(b)Year First Elected or Appointed is the year presented or each Fund's respective inception date if later. Officers serve one year terms through July of each year.
(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Institutional Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.

----
36

--------------------------------------------------------------------------------
Fund Information
================================================================================

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman & Cutler
Chicago, IL

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787

Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended July 31, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2002.

On October 7, 2002, Boston Financial Data Services, Inc. will assume transfer agent responsibilities for Nuveen's mutual funds. This change requires no action on your part, and it will not affect the way your investments are managed.

The Nuveen Investor Services phone number will remain the same, (800) 257-8787, but transactions and results mailed for receipt after October 7th should be mailed to the following addresses. A deposit or request mailed to our old address may take longer to process.

Regular Address                     Overnight Address
Nuveen Investor Services            Nuveen Investor Services
P.O. Box 8530                       66 Brooks Drive
Boston, MA 02266-8530               Braintree, MA 02184-3800




NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

     Serving
Investors
         For Generations
--------------------------------------------------------------------------------
John Nuveen, Sr. [Photo of John Nuveen, Sr. Appears Here]

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


Nuveen Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

--------------------------------------------------------------------------------
Fund Spotlight as of 7/31/02                            Nuveen Select Stock Fund
================================================================================

Quick Facts
                         A Shares   B Shares    C Shares    R Shares
Net Asset Value            $9.84       $9.71       $9.71       $9.88
---------------------------------------------------------------------
Inception Date           Sept-00     Sept-00     Sept-00     Sept-00
---------------------------------------------------------------------

Average Annualized Total Returns as of 7/31/02/1/
A Shares                      NAV          Offer
One-Year                    -5.57%        -11.03%
-------------------------------------------------
Since Inception            -32.01%        -34.17%
-------------------------------------------------

B Shares                   w/o CDSC        w/CDSC
One-Year                    -6.18%         -9.94%
-------------------------------------------------
Since Inception            -32.50%        -33.98%
-------------------------------------------------

C Shares                      NAV
One-Year                    -6.18%
-------------------------------------------------
Since Inception            -32.50%
-------------------------------------------------

R Shares                      NAV
One-Year                    -5.36%
-------------------------------------------------
Since Inception            -31.86%
-------------------------------------------------

Portfolio Statistic
Total Net Assets                         $851,474
-------------------------------------------------

Average Annualized Total Returns as of 6/30/02/1/
A Shares                      NAV          Offer
One-Year                    -7.61%        -12.92%
-------------------------------------------------
Since Inception            -33.27%        -35.49%
-------------------------------------------------

B Shares                   w/o CDSC        w/CDSC
One-Year                    -8.31%        -11.98%
-------------------------------------------------
Since Inception            -33.77%        -35.30%
-------------------------------------------------

C Shares                       NAV
One-Year                    -8.31%
-------------------------------------------------
Since Inception            -33.77%
-------------------------------------------------

R Shares                       NAV
One-Year                    -7.40%
-------------------------------------------------
Since Inception            -33.12%
-------------------------------------------------

Growth of an Assumed $10,000 Investment/2,3,4/

                          [MOUNTAIN CHART APPEARS HERE]

             S&P 500 Index $6,505             Russell 1000 Growth Index $4,686
Sep-00              10,000                                 10,000

1-Aug-01             7,983                                  6,039

2-Jul-02             6,505                                  4,686

     Nuveen Select Stock Fund(NAV) $4,920  Nuveen Select Stock Fund(Offer) 4,637

Sep-00              10,000                                  9,425

1-Aug-01             4,870                                  4,590

2-Jul-02             4,920                                  4,637

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the corresponding index(es). Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

3 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The types of assets represented by this index involve risks, including the loss of principal. An index is not available for direct investment.

4 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

                             Annual Report | Page 1

Nuveen Select Stock Fund
Manager's Perspective
Year ended 7/31/02

Q. What market environment did the Fund experience over the 12 month period ended July 31, 2002?

A. The last twelve months were a difficult and volatile period in the equity markets. With aggressive Fed activity and the events of September 11th dictating the early returns in this period and corporate earnings scandals influencing the market during the later part of this period.

     During the third quarter of 2001, the equity market declined sharply as a result of weak economic fundamentals and exacerbated by the events of September 11th that lead to steep declines in the market averages. During the remainder of the year, the market exhibited extraordinary resilience as it bounced back to its July 2001 levels. However, as we moved into 2002, the added stress created by a number of corporate accounting scandals led to the markets capitulation resulting in declines to levels not seen in five years.

     During the period, the S&P 500 declined 23.6% and the Russell 1000 Growth declined 28.7%.

Q. How did the Fund perform on a total return basis during the fiscal year ended July 31, 2002, and what factors contributed to its returns?

A. In light of the prevailing market environment, the Fund performed relatively well posting a -5.57% return over the one-year period ended July 31, 2002 (class A shares at NAV). During the third quarter of 2001, the Fund's exposure to the technology sector hurt its overall performance, but added significantly to its performance during the fourth quarter as technology stocks lead the market rally.

     For a temporary period, we have invested the Fund's assets in repurchase agreements. After the period, we plan to invest the assets in either repurchase agreements or cash while we evaluate our options with the Fund. The Fund's slight positive returns for the months of June and July 2002 significantly outperformed the equity market averages, which saw considerable decline during this same period.

Q. What were some themes underlying your management of the Fund during the year?

A. The Fund attempted to exploit the volatility among sectors by shifting between sectors during this period. But the largest source of value-added to the Fund was a result of our decision to invest in cash equivalents after the announcement of Gene Peroni's departure.

Q.   What is your outlook for the Nuveen Select Stock Fund for the coming year?

A. While we evaluate our options with the Fund, the portfolio will remain invested in cash equivalents.

Statement of Assets and Liabilities
Nuveen Select Stock Fund
July 31, 2002

---------------------------------------------------------------------------------------------------------
Assets
Cash                                                                                             $966,833
Interest receivable                                                                                   523
Other assets                                                                                           20
---------------------------------------------------------------------------------------------------------
     Total assets                                                                                 967,376
---------------------------------------------------------------------------------------------------------
Liabilities
Accrued expenses:
   Management fees                                                                                  9,368
   12b-1 distribution and service fees                                                                 23
   Other                                                                                          106,511
---------------------------------------------------------------------------------------------------------
     Total liabilities                                                                            115,902
---------------------------------------------------------------------------------------------------------
Net assets                                                                                       $851,474
=========================================================================================================
Class A Shares
Net assets                                                                                       $ 12,300
Shares outstanding                                                                                  1,250
Net asset value and redemption price per share                                                   $   9.84
Offering price per share (net asset value per share plus
  maximum sales charge of 5.75% of offering price)                                               $  10.44
=========================================================================================================
Class B Shares
Net assets                                                                                       $ 12,132
Shares outstanding                                                                                  1,250
Net asset value, offering and redemption price per share                                         $   9.71
=========================================================================================================
Class C Shares
Net assets                                                                                       $ 12,132
Shares outstanding                                                                                  1,250
Net asset value, offering and redemption price per share                                         $   9.71
=========================================================================================================
Class R Shares
Net assets                                                                                       $814,910
Shares outstanding                                                                                 82,440
Net asset value, offering and redemption price per share                                         $   9.88
=========================================================================================================

Net Assets Consist of:

---------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                $1,710,729
Undistributed net investment income                                                                    --
Accumulated net realized gain (loss) from investments                                            (859,255)
Net unrealized appreciation (depreciation) of investments                                              --
---------------------------------------------------------------------------------------------------------
Net assets                                                                                     $  851,474
=========================================================================================================

                 See accompanying notes to financial statements.

Statement of Operations
Nuveen Select Stock Fund
Year Ended July 31, 2002

---------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                                       $   4,965
Interest                                                                                            2,517
---------------------------------------------------------------------------------------------------------
Total investment income                                                                             7,482
---------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                     9,240
12b-1 service fees -- Class A                                                                          30
12b-1 distribution and service fees -- Class B                                                        120
12b-1 distribution and service fees -- Class C                                                        120
Shareholders' servicing agent fees and expenses                                                       176
Custodian's fees and expenses                                                                      29,507
Trustees' fees and expenses                                                                           172
Professional fees                                                                                   2,513
Shareholders' reports -- printing and mailing expenses                                              1,307
Federal and state registration fees                                                                   442
Offering costs                                                                                     31,764
Other expenses                                                                                        141
---------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                               75,532
   Custodian fee credit                                                                               (96)
   Expense reimbursement                                                                          (64,248)
---------------------------------------------------------------------------------------------------------
Net expenses                                                                                       11,188
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       (3,706)
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                                                        (120,954)
Net change in unrealized appreciation or depreciation of investments                               76,712
---------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                  (44,242)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                           $ (47,948)
=========================================================================================================

                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
Nuveen Select Stock Fund

                                                                                                            For the
                                                                                                     Period 9/29/00
                                                                                                      (commencement
                                                                                    Year Ended       of operations)
                                                                                       7/31/02     through 7/31/01
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                                       $   (3,706)       $   (8,630)
Net realized gain (loss) from investments                                            (120,954)         (738,301)
Net change in unrealized appreciation or depreciation of investments                   76,712           (76,713)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                 (47,948)         (823,644)
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                            -         1,723,066
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                 (47,948)          899,422
Net assets at the beginning of period                                                 899,422                 -
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                    $  851,474        $  899,422
====================================================================================================================
Undistributed net investment income at the end of period                           $        -        $        -
====================================================================================================================

                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust is comprised of the Nuveen Select Stock Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust in 1997.

On May 6, 2002, Mr. Gene Peroni terminated his employment with Nuveen Investments and ceased being the portfolio manager of the Fund. Currently the Fund has no intention to invest in securities other than repurchase agreements or cash.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund may establish a fair value for the security. Debt securities having remaining maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2002, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2002.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs

Costs incurred by the Fund in connection with its organization and initial registration were expensed as incurred. Offering costs incurred by the Fund were expensed over a twelve month period on a straight-line basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:


                                                                                         For the
                                                                                      Period 9/29/00
                                                                                      (commencement
                                                                                      of operations)
                                                    Year Ended 7/31/02               through 7/31/01
                                                 ------------------------        ------------------------
                                                 Shares           Amount         Shares           Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                            -       $        -          1,250       $   25,000
   Class B                                            -                -          1,250           25,000
   Class C                                            -                -          1,250           25,000
   Class R                                            -                -         82,440        1,648,066
---------------------------------------------------------------------------------------------------------
Net increase                                          -       $        -         86,190       $1,723,066
=========================================================================================================

3. Securities Transactions
Purchases and sales of common stocks and short-term investments for the year ended July 31, 2002, were as follows:

------------------------------------------------------------------------------
Purchases:
   Common stocks                                               $      722,967
   Short-term investments                                           2,904,000
Sales:
   Common stocks                                                    1,638,445
   Short-term investments                                           2,904,000
==============================================================================

At July 31, 2002, the cost of investments owned for federal income tax purposes was $0.

4. Income Tax Information
The Fund had no undistributed ordinary income or long-term capital gains at July 31, 2002.

The Fund made no distributions from ordinary income or long-term capital gains during the fiscal year ended July 31, 2002.

At July 31, 2002, the Fund had an unused capital loss carryforward of $794,415 available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2010.

The Fund has elected to defer $64,840 of net realized losses from investments incurred from November 1, 2001 through July 31, 2002 ("post-October losses") until the following fiscal year in accordance with Federal income tax regulations.

5. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

------------------------------------------------------------------------------
For the first $125 million                                            1.1000%
For the next $125 million                                             1.0875
For the next $250 million                                             1.0750
For the next $500 million                                             1.0625
For the next $1 billion                                               1.0500
For net assets over $2 billion                                        1.0250
==============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2002, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of Fund shares. The Adviser may voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities.

During the fiscal year ended July 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, retained $270 (unaudited) in 12b-1 fees.

At July 31, 2002, The John Nuveen Company owned 1,250 shares of the Fund's Class A, B and C and 82,440 shares of the Fund's Class R.(see Footnote 6 for subsequent share liquidation).

6. Subsequent Event. On September 30, 2002, The John Nuveen Company, the only shareholder in the Fund liquidated all of its investments in the Fund. As of September 30, 2002, the Fund ceased all operations.

Financial Highlights



Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                  Investment Operations          Less Distributions
                              -----------------------------  --------------------------
                                               Net
                                         Realized/
                                  Net   Unrealized
                Beginning     Invest-      Invest-               Net                      Ending
                      Net        ment         ment           Invest-                         Net
Year Ended          Asset      Income         Gain              ment    Capital            Asset        Total
July 31,            Value      (Loss)       (Loss)    Total   Income      Gains   Total    Value    Return(a)
--------------------------------------------------------------------------------------------------------------
Class A (9/00)
    2002           $10.42      $(.06)       $ (.52)  $ (.58)    $ --       $ --    $ --  $ 9.84        (5.57)%
    2001(d)         20.00       (.12)        (9.46)   (9.58)      --         --      --   10.42       (47.90)
Class B (9/00)
    2002            10.35       (.14)         (.50)    (.64)      --         --      --    9.71        (6.18)
    2001(d)         20.00       (.21)        (9.44)   (9.65)      --         --      --   10.35       (48.20)
Class C (9/00)
    2002            10.35       (.14)         (.50)    (.64)      --         --      --    9.71        (6.18)
    2001(d)         20.00       (.21)        (9.44)   (9.65)      --         --      --   10.35       (48.20)
Class R (9/00)
    2002            10.44       (.04)         (.52)    (.56)      --         --      --    9.88        (5.36)
    2001(d)         20.00       (.10)        (9.46)   (9.56)      --         --      --   10.44       (47.80)
--------------------------------------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------
                                    Before Credit/             After           After Credit/
                                    Reimbursement         Reimbursement(b)    Reimbursement(c)
                                ----------------------   ------------------   ------------------------------
                                                 Ratio                Ratio                Ratio
                                                of Net               of Net               of Net
                                               Invest-              Invest-              Invest-
                               Ratio of           ment  Ratio of       ment  Ratio of       ment
                               Expenses         Income  Expenses     Income  Expenses     Income
                       Ending        to      (Loss) to        to  (Loss) to        to  (Loss) to
                          Net   Average        Average   Average    Average   Average    Average   Portfolio
                       Assets       Net            Net       Net        Net       Net        Net    Turnover
                        (000)    Assets         Assets    Assets     Assets    Assets     Assets        Rate
------------------------------------------------------------------------------------------------------------
Class A (9/00)
    2002               $   12    9.20%     (8.31)%      1.56%       (.67)%      1.55%    (.66)%       105%
    2001(d)                13   21.95*    (21.51)*      1.55*      (1.11)*      1.55*   (1.10)*       102
Class B (9/00)
    2002                   12    9.97      (9.08)       2.30       (1.41)       2.29    (1.41)        105
    2001(d)                13   22.74*    (22.31)*      2.30*      (1.87)*      2.29*   (1.86)*       102
Class C (9/00)
    2002                   12    9.97      (9.08)       2.30       (1.41)       2.29    (1.41)        105
    2001(d)                13   22.74*    (22.31)*      2.30*      (1.87)*      2.29*   (1.86)*       102
Class R (9/00)
    2002                  815    8.96      (8.07)       1.31        (.42)       1.30     (.41)        105
    2001(d)               861   21.70*    (21.26)*      1.31*       (.87)*      1.30*    (.86)*       102
------------------------------------------------------------------------------------------------------------

*   Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the Adviser, where applicable.

(c) After custodian fee credit and expense reimbursement, where applicable.

(d) For the period September 29, 2000 (commencement of operations) through July 31, 2001.


                 See accompanying notes to financial statements.

                       Report of Independent Accountants

To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Select Stock Fund (one of the portfolios constituting Nuveen Investments Trust II, hereafter referred to as the "Fund") at July 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Fund for the period ended as of July 31, 2001 were audited by other independent accountants whose report dated September 18, 2001 expressed an unqualified opinion on those statements.


PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
September 16, 2002

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Fund have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund's Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                            Number of
                                               Year First                                                   Funds in
Name,                       Position(s)        Elected or   Principal Occupation(s)                      Nuveen Complex
Birthdate                   Held with        Appointed and  Including other Directorships                  Overseen by
and Address                 the Fund         Term of Office During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Fund:

-----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the    2000 Term    Chairman and Director (since 1996) of              130
3/28/1949                   Board, President Indefinite (2) The John Nuveen Company, Nuveen Investments,
333 W. Wacker Drive         and Trustee                     Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                           Institutional Advisory Corp.; Chairman and
                                                            Director (since 1997) of Nuveen Asset
                                                            Management Inc.; Director (since 1996) of
                                                            Institutional Capital Corporation; Chairman
                                                            and Director (since 1999) of Rittenhouse
                                                            Financial Services Inc.; Chief Executive
                                                            Officer (since 1999) of Nuveen Senior Loan
                                                            Asset Management Inc.

Trustees who are not interested persons of the Fund:

-----------------------------------------------------------------------------------------------------------------------
James E. Bacon              Trustee            2000 Term    Treasurer (1997-present), Cathedral of St.          18
2/27/1931                                    Indefinite (2) John the Divine (New York City); formerly
333 W. Wacker Drive                                         (1992-1999), Director of Lone Star Industries,
Chicago, IL 60606                                           Inc.; previously, Director and Executive
                                                            Vice President of U.S. Trust Corporation
                                                            and Trustee of United States Trust Company
                                                            of New York.

-----------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee            2001 Term    Private Investor; previously, President and         18
10/16/1946                                   Indefinite (2) Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                         Inc. (September 1995 - August 1998).
Chicago, IL 60606

-----------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee            2000 Term    President, The Hall-Perrine Foundation, a           18
10/22/1948                                   Indefinite (2) private philanthropic corporation (since
333 W. Wacker Drive                                         1996); Director, Federal Reserve Bank of
Chicago, IL 60606                                           Chicago; Director, Alliant Energy; Director
                                                            and Vice Chairman United Fire & Casualty
                                                            Company; formerly President and Chief
                                                            Operating Officer, SCI Financial Group, Inc.,
                                                            a regional financial services firm.

-----------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee            2000 Term    Emeritus Professor, School of Medicine and          18
7/29/1932                                    Indefinite (2) the Wharton School of Management and former
333 W. Wacker Drive                                         Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                           Economics, University of Pennsylvania;
                                                            Adjunct Professor, Health Policy and
                                                            Management, Yale University.

-----------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee            2000 Term    Retired; previously, Vice President in              18
11/11/1931                                   Indefinite (2) charge of Municipal Underwriting and
333 W. Wacker Drive                                         Dealer Sales at The Northern Trust
Chicago, IL 60606                                           Company.

-----------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington        Trustee            2000 Term    President (since 1993) of Catalyst                  18
2/24/1932                                    Indefinite (2) (a not-for-profit organization focusing
333 W. Wacker Drive                                         on women's leadership development in
                                                            business and the professions).
Chicago, IL 60606

--------------------------------------------------------------------------------

                                                                                                       Number of
                                                                                                        Funds in
Name,                 Position(s)         Year First  Principal Occupation(s)                        Nuveen Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Fund:


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President         2002     Vice President (since January 2002),               130
2/3/1966                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002     Vice President (since January 2002),               126
11/10/1966                                            formerly, Assistant Vice President of Nuveen
333 W. Wacker Drive                                   Advisory Corp.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     2000     Vice President of Nuveen Investments (since        130
11/28/1967            Treasurer                       1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from 1997); Vice President and
Chicago, IL 60606                                     Treasurer (since 1999) of Nuveen Senior
                                                      Loan Asset Management Inc.; Chartered
                                                      Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            130
9/8/1954                                              (since 2001); previously, Vice President
333 W. Wacker Drive                                   of Van Kampen Investment Advisory Corp.
Chicago, IL 60606                                     (since 1998); prior thereto, Assistant
                                                      Vice President of Van Kampen Investment
                                                      Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President         2002     Vice President (since January 2002), Assistant     130
9/24/1964                                             General Counsel and Assistant Secretary (since
333 W. Wacker Drive                                   1998), formerly Assistant Vice President of
Chicago, IL 60606                                     Nuveen Investments; Vice President (since January
                                                      2002) and Assistant Secretary (since 1998),
                                                      formerly Assistant Vice President of Nuveen
                                                      Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp.; prior thereto, Associate at the
                                                      law firm of D'Ancona Partners LLC.


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         2000     Vice President of Nuveen Investments; Vice         130
10/24/1945                                            President (since 1998) of Nuveen Advisory
333 W. Wacker Drive                                   Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                     Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         2000     Managing Director (since January 2002) of          130
3/2/1964                                              Nuveen Investments; Managing Director of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                     Corp. (since 2001); prior thereto, Vice President
                                                      of Nuveen Advisory Corp.; Chartered Financial
                                                      Analyst.


-----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     2000     Vice President of Nuveen Investments and           130
5/31/1954             Controller                      (since 1998) The John Nuveen Company;
333 W. Wacker Drive                                   Vice President (since 1999) of Nuveen
Chicago, IL 60606                                     Senior Loan Asset Management Inc.;
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President         2000     Vice President of Nuveen Advisory Corp.;           126
7/5/1955                                              Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Richard A. Huber      Vice President         2000     Vice President of Nuveen Institutional             126
3/26/1963                                             Advisory Corp. (since 1998)
333 W. Wacker Drive                                   and Nuveen Advisory Corp.
Chicago, IL 60606

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                        Number of
                                                                                                        Funds in
Name,                   Position(s)         Year First  Principal Occupation(s)                      Nuveen Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         2000     Vice President of Nuveen Advisory Corp.            126
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since 2000) of Nuveen              130
3/22/1963                                               Investments, previously Assistant Vice
333 W. Wacker Drive                                     President (since 1999); prior thereto,
Chicago, IL 60606                                       Associate of Nuveen Investments;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           130
8/27/1961                                               Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     2000     Vice President, Assistant Secretary and            130
7/27/1951               Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments; Vice President and Assistant
Chicago, IL 60606                                       Secretary of Nuveen Advisory Corp. and
                                                        Nuveen Institutional Advisory Corp.; Vice
                                                        President and Assistant Secretary of The
                                                        John Nuveen Company and Nuveen Asset
                                                        Management, Inc.; Vice President and
                                                        Assistant Secretary (since 1999) of
                                                        Nuveen Senior Loan Asset Management Inc.


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         2000     Managing Director (since January 2002) of          130
7/7/1965                                                Nuveen Investments; Managing Director
333 W. Wacker Drive                                     (since 1997) of Nuveen Advisory Corp.
Chicago, IL 60606                                       and Nuveen Institutional Advisory Corp.;
                                                        Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002     Vice President (since January 2002), formerly,     126
9/4/1960                                                Assistant Vice President (since 1998) of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       Portfolio Manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         2000     Vice President of Nuveen Advisory Corp. and        126
7/31/1951                                               Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman    Vice President and     2000     Managing Director (since January 2002, formerly    130
9/9/1956                Secretary                       Vice President), Assistant Secretary and
333 W. Wacker Drive                                     Associate General Counsel (formerly Assistant
Chicago, IL 60606                                       General Counsel) of Nuveen Investments;
                                                        Managing Director (since January 2002, formerly
                                                        Vice President) and Assistant Secretary of
                                                        Nuveen Advisory Corp. and Nuveen Institutional
                                                        Advisory Corp.; Vice President and Assistant
                                                        Secretary of The John Nuveen Company; Managing
                                                        Director (since January 2002, formerly Vice
                                                        President) and Assistant Secretary (since 1999)
                                                        of Nuveen Senior Loan Asset Management Inc.;
                                                        Chartered Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Institutional Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officers serve one year terms through July of each year.

15